UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-4257

DWS Variable Series I

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	06/30/08

ITEM 1.           REPORT TO STOCKHOLDERS

June 30, 2008

SEMIANNUAL REPORT

DWS VARIABLE SERIES I

DWS Bond VIP DWS Growth & Income VIP DWS Capital Growth VIP DWS Global Opportunities VIP DWS International VIP DWS Health Care VIP

Contents

Performance Summary, Information About Your Portfolio's Expenses, Management Summary, Portfolio Summary, Investment Portfolio, Financial Statements and Financial Highlights for:

click here DWS Bond VIP

click here DWS Growth & Income VIP

click here DWS Capital Growth VIP

click here DWS Global Opportunities VIP

click here DWS International VIP

click here DWS Health Care VIP

click here Notes to Financial Statements

click here Proxy Voting

click here Summary of Management Fee Evaluation by Independent Fee Consultant

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus, call (800) 778-1482 or your financial representative. We advise you to consider the product's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the investment product. Please read the prospectus carefully before you invest.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Investments in variable portfolios involve risk. Some portfolios have more risk than others. These include portfolios that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in Emerging Market countries). Please read the prospectus for specific details regarding its investments and risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

Performance Summary June 30, 2008

DWS Bond VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The total annual portfolio operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated May 1, 2008 is 0.57% for Class A shares. Please see the Information About Your Portfolio's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended June 30, 2008.

Portfolio returns during 3-year, 5-year and 10-year periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Risk Considerations

Investments by the Portfolio in lower-rated bonds present greater risk to principal and income than investments in higher-quality securities. This Portfolio invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the investment, can decline and the investor can lose principal value. Additionally, investing in foreign securities presents certain risks, such as currency fluctuation and changes in political/economic conditions and market risks. All of these factors may result in greater share price volatility. In the current market environment, mortgage-backed securities are experiencing increased volatility. Please see this Portfolio's prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment
[] DWS Bond VIP — Class A [] Lehman Brothers US Aggregate Index

The Lehman Brothers US Aggregate Index is an unmanaged, market value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities.

Index returns, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended June 30
Comparative Results
DWS Bond VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,836	$10,142	$10,730	$11,668	$15,646
	Average annual total return	-1.64%	1.42%	2.38%	3.13%	4.58%
Lehman Brothers US Aggregate Index	Growth of $10,000	$10,113	$10,712	$11,276	$12,082	$17,382
	Average annual total return	1.13%	7.12%	4.09%	3.85%	5.68%

The growth of $10,000 is cumulative.

‡ Total returns shown for periods less than one year are not annualized.

Information About Your Portfolio's Expenses

DWS Bond VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2008 to June 30, 2008).

The tables illustrate your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2008
Actual Portfolio Return	Class A
Beginning Account Value 1/1/08	$ 1,000.00
Ending Account Value 6/30/08	$ 983.60
Expenses Paid per $1,000*	$ 2.91
Hypothetical 5% Portfolio Return	Class A
Beginning Account Value 1/1/08	$ 1,000.00
Ending Account Value 6/30/08	$ 1,021.93
Expenses Paid per $1,000*	$ 2.97
* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A
DWS Variable Series I — DWS Bond VIP	.59%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary June 30, 2008

DWS Bond VIP

The US Federal Reserve Board (the Fed) did its part to restore hope to the US financial markets in the first quarter of 2008, easing its benchmark fed funds rate (the overnight rate charged by banks when they borrow money from each other) by 200 basis points (or two percentage points), and staving off a financial meltdown by arranging the sale of Bear Stearns to JP Morgan. The Bear Stearns rescue, along with extraordinary measures to add liquidity, supported a rally in mortgage-backed securities and corporate bonds that lasted through most of the second quarter. However, assets that trade at a yield spread over Treasuries came under renewed stress near the end of the period.1 Inflation fears were reignited as oil threatened to breach the $150 per barrel level and another round of deterioration in financial sector fundamentals returned to haunt the markets. Downgrades of insurers, housing market declines, the threat of bank failures, and questions regarding the ongoing viability of Fannie Mae and Freddie Mac all pressured prices. The two-year Treasury yield fell from 3.05% to 2.62% over the period after having reached as low as 1.35%, and the 10-year yield fell from 4.04% to 3.97%.

During the six-month period ended June 30, 2008, the Portfolio provided a total return of -1.64% (Class A shares, unadjusted for contract charges) compared with the 1.13% return of its benchmark, the Lehman Brothers US Aggregate Index.

The Portfolio's focus on fixed-income sectors that trade at a yield spread to Treasuries detracted from performance for the full period, driven by the unprecedented flight to quality in the first quarter that boosted Treasuries. In particular, the Portfolio's exposure to commercial mortgage-backed securities and prime hybrid adjustable rate mortgages within the residential mortgage sector suffered from the lack of market liquidity.2 Our high-yield corporate and emerging-market holdings underperformed, although our relatively defensive positioning within the high-yield sector helped to limit the downside impact. While further volatility can be expected, we remain focused on fundamental security level analysis to ensure that the Portfolio is comprised of holdings that we believe can maintain sound credit quality under difficult scenarios for the economy.

The following members of the management team handle the day-to-day operations of the high-yield and core bond, active fixed-income and high-yield portions of the Portfolio.
Portfolio Managers, Aberdeen Asset Management, Inc., Subadvisor to the Portfolio
Gary W. Bartlett, CFA Warren S. Davis, III	Thomas J. Flaherty J. Christopher Gagnier	Daniel R. Taylor, CFA Timothy C. Vile, CFA	William T. Lissenden
The following portfolio managers are responsible for the day-to-day management of the foreign securities, foreign currencies and related investments for the Portfolio.
Portfolio Managers, Aberdeen Asset Management Investment Services Limited, Sub-subadvisor to the Portfolio
Brett Diment Annette Fraser	Anthony Fletcher Nik Hart	Stephen Ilott Ian Winship	Matthew Cobon

The Lehman Brothers US Aggregate Index is an unmanaged, market-value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities.

Index returns, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

1 The yield spread is the difference between the yield of a security and the yield of a comparable-duration Treasury. A large spread indicates that investors require yields substantially above those of Treasuries in order to invest in lower-quality bonds. This is generally indicative of a higher-risk environment. A smaller spread generally indicates a more positive environment, since investors are less concerned about risk and therefore willing to accept lower yields. A drop in the yield spread is a positive.
2 A prime hybrid ARM loan is one made to a borrower with a positive credit history and features an interest rate that is fixed for an initial period of time, then floats thereafter.

Portfolio management market commentary is as of June 30, 2008, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results.

Portfolio Summary

DWS Bond VIP

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	6/30/08	12/31/07

Commercial and Non-Agency Mortgage-Backed Securities	39%	35%
Corporate Bonds	21%	19%
Government & Agency Obligations	13%	17%
Mortgage Backed Securities Pass-Throughs	13%	15%
Collateralized Mortgage Obligations	6%	4%
Preferred Securities	3%	5%
Municipal Bonds and Notes	2%	2%
Cash Equivalents	2%	2%
Asset Backed	1%	1%
	100%	100%
Quality (Excludes Securities Lending Collateral)	6/30/08	12/31/07

US Government & Treasury Obligations	32%	36%
AAA*	41%	35%
AA	4%	3%
A	5%	7%
BBB	13%	13%
BB or Below	5%	6%
	100%	100%
Effective Maturity (Excludes Cash Equivalents and Securities Lending Collateral)	6/30/08	12/31/07

Under 1 year	3%	3%
1-4.99 years	38%	45%
5-9.99 years	47%	41%
10-14.99 years	2%	1%
15+ years	10%	10%
	100%	100%
* Category includes cash equivalents

Weighted average effective maturity: 7.38 and 6.99 years, respectively.

Asset allocation, quality and effective maturity are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Portfolio's credit quality does not remove market risk.

For more complete details about the Portfolio's investment portfolio, see page 8. Information concerning portfolio holdings of the Portfolio as of month-end will be posted to www.dws-investments.com on or after the last day of the following month.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio June 30, 2008 (Unaudited)

DWS Bond VIP

	Principal Amount ($)(a)	Value ($)

Corporate Bonds 20.8%
Consumer Discretionary 1.3%
AutoNation, Inc.:
4.713%*, 4/15/2013	62,000	52,390
7.0%, 4/15/2014	65,000	57,850
Avis Budget Car Rental LLC, 7.625%, 5/15/2014 (b)	58,000	46,400
Caesars Entertainment, Inc., 8.125%, 5/15/2011 (b)	123,000	98,400
Comcast Cable Holdings LLC, 10.125%, 4/15/2022	168,000	208,105
Comcast Corp., 6.4%, 5/15/2038	95,000	87,635
Dex Media, Inc., 8.0%, 11/15/2013 (b)	65,000	47,450
Expedia, Inc., 144A, 8.5%, 7/1/2016 (b)	135,000	131,962
Great Canadian Gaming Corp., 144A, 7.25%, 2/15/2015	75,000	72,750
Grupo Televisa SA, 144A, 6.0%, 5/15/2018	500,000	486,270
INVISTA, 144A, 9.25%, 5/1/2012	198,000	202,455
TCI Communications, Inc., 8.75%, 8/1/2015	511,000	577,622
Valassis Communications, Inc., 8.25%, 3/1/2015 (b)	31,000	28,133
Viacom, Inc., 5.75%, 4/30/2011	458,000	459,068
		2,556,490
Consumer Staples 1.5%
Constellation Brands, Inc.:
7.25%, 9/1/2016 (b)	69,000	64,860
8.375%, 12/15/2014	66,000	66,825
CVS Caremark Corp.:
6.25%, 6/1/2027 (b)	332,000	325,135
6.302%, 6/1/2037	1,050,000	900,375
Delhaize America, Inc., 9.0%, 4/15/2031	400,000	470,881
Kroger Co., 6.8%, 4/1/2011	505,000	526,605
Miller Brewing Co., 144A, 5.5%, 8/15/2013	680,000	694,950
		3,049,631
Energy 2.0%
Allis-Chalmers Energy, Inc., 8.5%, 3/1/2017 (b)	68,000	62,900
Chesapeake Energy Corp.:
7.25%, 12/15/2018 (b)	97,000	94,332
7.5%, 9/15/2013	79,000	79,000
Copano Energy LLC, 144A, 7.75%, 6/1/2018	47,000	45,825
Dynegy Holdings, Inc., 7.5%, 6/1/2015	74,000	68,265
Enbridge Energy Partners LP, 8.05%, 10/1/2037	61,000	56,760
Enterprise Products Operating LP:
Series B, 5.6%, 10/15/2014	680,000	666,127
8.375%, 8/1/2066	367,000	366,895
Kinder Morgan Energy Partners LP, 6.95%, 1/15/2038	510,000	506,186
Linn Energy LLC, 144A, 9.875%, 7/1/2018	134,000	132,660
	Principal Amount ($)(a)	Value ($)

National-Oilwell Varco, Inc., Series B, 6.125%, 8/15/2015	161,000	163,498
Petro-Canada, 6.8%, 5/15/2038	545,000	533,832
Petroleos de Venezuela SA, 5.25%, 4/12/2017	200,000	139,000
Plains Exploration & Production Co., 7.625%, 6/1/2018 (b)	89,000	89,000
Quicksilver Resources, Inc.:
7.125%, 4/1/2016	69,000	64,256
7.75%, 8/1/2015	154,000	152,460
SandRidge Energy, Inc.:
144A, 6.323%*, 4/1/2014	15,000	14,720
144A, 8.0%, 6/1/2018	52,000	52,260
144A, 8.625%, 4/1/2015 (PIK)	30,000	30,750
SESI LLC, 6.875%, 6/1/2014	34,000	32,470
Southern Union Co., 7.2%, 11/1/2066	190,000	153,317
TransCanada PipeLines Ltd., 6.35%, 5/15/2067	684,000	590,613
		4,095,126
Financials 7.4%
AES El Salvador Trust, 144A, 6.75%, 2/1/2016	475,000	426,563
American International Group, Inc., 144A, 8.175%, 5/15/2058	315,000	296,449
Arch Western Finance, 6.75%, 7/1/2013 (b)	70,000	68,600
Banco Mercantil del Norte SA, Series A, 144A, 6.862%, 10/13/2021	362,000	337,594
Bank of New York Mellon Corp., Series G, 4.95%, 11/1/2012	654,000	652,099
Banque Centrale de Tunisie, 8.25%, 9/19/2027	70,000	80,521
Berkshire Hathaway Finance Corp., 144A, 4.6%, 5/15/2013	1,025,000	1,021,862
Corp. Andina de Fomento, 6.875%, 3/15/2012	115,000	120,859
Discover Financial Services, 3.316%*, 6/11/2010	550,000	470,369
EDP Finance BV, 144A, 5.375%, 11/2/2012	865,000	862,260
Erac USA Finance Co.:
144A, 5.8%, 10/15/2012	340,000	321,351
144A, 7.0%, 10/15/2037	950,000	790,192
144A, 8.0%, 1/15/2011	330,000	340,810
ESI Tractebel Acquisition Corp., Series B, 7.99%, 12/30/2011 (b)	107,000	108,873
Farmers Exchange Capital, 144A, 7.2%, 7/15/2048	385,000	347,687
FPL Group Capital, Inc.:
6.65%, 6/15/2067	360,000	318,244
Series D, 7.3%, 9/1/2067	20,000	18,819
General Electric Capital Corp.:
5.625%, 5/1/2018	445,000	430,339
5.875%, 1/14/2038	730,000	661,576
Glen Meadow Pass-Through Trust, 144A, 6.505%, 2/12/2067	330,000	284,913
HBOS PLC, 144A, 6.75%, 5/21/2018 (b)	175,000	167,364
HSBC Bank USA NA, 7.0%, 1/15/2039	515,000	503,888
	Principal Amount ($)(a)	Value ($)

KazMunaiGaz Finance Sub BV, Series REG S, 9.125%, 7/2/2018	100,000	100,500
KeyCorp., Series H, 6.5%, 5/14/2013	190,000	169,643
Merrill Lynch & Co., Inc., 7.75%, 5/14/2038	355,000	332,804
Metropolitan Life Global Funding I, 144A, 5.125%, 4/10/2013	565,000	556,349
Morgan Stanley:
Series F, 6.0%, 4/28/2015	255,000	243,785
Series F, 6.625%, 4/1/2018	300,000	284,257
National Australia Bank Ltd., 144A, 5.35%, 6/12/2013	435,000	434,313
NLV Financial Corp., 144A, 6.5%, 3/15/2035	734,000	611,534
NYSE Euronext, 4.8%, 6/28/2013	455,000	448,739
Petroplus Finance Ltd., 144A, 7.0%, 5/1/2017	150,000	132,375
Red Arrow International Leasing, "A", 8.375%, 6/30/2012 RUB	3,108,106	131,687
Rio Tinto Finance (USA) Ltd.:
5.875%, 7/15/2013	540,000	542,994
6.5%, 7/15/2018	255,000	255,774
7.125%, 7/15/2028	195,000	197,324
SPI Electricity & Gas Australia Holdings Property Ltd., 144A, 6.15%, 11/15/2013	425,000	428,122
Standard Chartered Bank, 144A, 6.4%, 9/26/2017	345,000	337,267
TNK-BP Finance SA, 144A, 7.5%, 3/13/2013	150,000	147,750
UDR, Inc., Series E, (REIT), 3.9%, 3/15/2010	245,000	235,675
Wells Fargo & Co., 5.25%, 10/23/2012	210,000	211,177
Xstrata Finance Canada Ltd., 144A, 6.9%, 11/15/2037	585,000	562,713
		14,996,014
Health Care 0.7%
Advanced Medical Optics, Inc., 7.5%, 5/1/2017 (b)	70,000	64,400
Boston Scientific Corp., 5.45%, 6/15/2014	86,000	79,335
Medco Health Solutions, Inc., 6.125%, 3/15/2013	725,000	727,414
Quest Diagnostics, Inc., 6.95%, 7/1/2037	260,000	252,747
Schering-Plough Corp., 6.55%, 9/15/2037	385,000	375,999
		1,499,895
Industrials 1.0%
Allied Waste North America, Inc., Series B, 5.75%, 2/15/2011 (b)	31,000	30,458
America West Airlines, Inc., Series 99-1, 7.93%, 1/2/2019	209,827	191,992
Arizona Public Service Co., 5.625%, 5/15/2033	550,000	427,718
Iron Mountain, Inc., 8.625%, 4/1/2013 (b)	99,000	99,495
Kansas City Southern de Mexico SA de CV, 9.375%, 5/1/2012	460,000	478,400
	Principal Amount ($)(a)	Value ($)

Northwest Pipelines Corp., 5.95%, 4/15/2017	450,000	435,375
United Technologies Corp., 6.125%, 7/15/2038	365,000	366,648
		2,030,086
Information Technology 0.6%
Broadridge Financial Solutions, Inc., 6.125%, 6/1/2017	494,000	415,470
Tyco Electronics Group SA, 6.0%, 10/1/2012	695,000	701,753
		1,117,223
Materials 1.3%
Airgas, Inc., 144A, 7.125%, 10/1/2018 (b)	68,000	68,510
ArcelorMittal, 144A, 5.375%, 6/1/2013	615,000	605,579
Celulosa Arauco y Constitucion SA, 5.625%, 4/20/2015	385,000	373,702
Freeport-McMoRan Copper & Gold, Inc., 8.375%, 4/1/2017	221,000	233,155
Huntsman International LLC, 7.375%, 1/1/2015	99,000	86,625
Momentive Performance Materials, Inc., 9.75%, 12/1/2014 (b)	52,000	44,460
Nucor Corp., 6.4%, 12/1/2037	295,000	299,303
Peabody Energy Corp., Series B, 6.875%, 3/15/2013	38,000	38,095
Pliant Corp., 11.625%, 6/15/2009 (PIK)	7	7
Sappi Papier Holding AG, 144A, 6.75%, 6/15/2012	85,000	81,661
Steel Dynamics, Inc.:
144A, 7.375%, 11/1/2012	90,000	90,000
144A, 7.75%, 4/15/2016	156,000	155,220
The Mosaic Co., 144A, 7.375%, 12/1/2014	157,000	164,065
United States Steel Corp., 5.65%, 6/1/2013	441,000	429,385
		2,669,767
Telecommunication Services 0.9%
Cincinnati Bell, Inc., 7.25%, 7/15/2013	58,000	56,550
Citizens Communications Co., 9.0%, 8/15/2031	177,000	159,300
Qwest Corp.:
7.5%, 10/1/2014	265,000	255,063
7.625%, 6/15/2015	309,000	297,412
Telecom Italia Capital:
6.2%, 7/18/2011 (b)	175,000	178,451
7.721%, 6/4/2038	310,000	315,003
Verizon Communications, Inc.:
5.25%, 4/15/2013	105,000	104,396
6.9%, 4/15/2038	330,000	326,130
Windstream Corp., 8.125%, 8/1/2013	35,000	34,913
		1,727,218
Utilities 4.1%
Allegheny Energy Supply Co., LLC, 144A, 8.25%, 4/15/2012	365,000	380,513
Baltimore Gas & Electric Co., 6.35%, 10/1/2036	260,000	236,825
CMS Energy Corp., 8.5%, 4/15/2011 (b)	35,000	36,537
	Principal Amount ($)(a)	Value ($)

Commonwealth Edison Co.:
5.8%, 3/15/2018 (b)	110,000	107,379
Series 98, 6.15%, 3/15/2012	550,000	561,841
6.95%, 7/15/2018	310,000	307,675
Constellation Energy Group, Inc., 7.6%, 4/1/2032	205,000	205,345
Dominion Resources, Inc.:
Series 06-B, 6.3%, 9/30/2066	330,000	302,033
7.5%, 6/30/2066	935,000	869,902
Edison Mission Energy, 7.5%, 6/15/2013	57,000	56,573
Energy Future Holdings Corp., 7.48%, 1/1/2017	387,152	334,499
Integrys Energy Group, Inc., 6.11%, 12/1/2066	580,000	480,181
Intergen NV, 144A, 9.0%, 6/30/2017	150,000	155,250
Majapahit Holding BV, Series REG S, 7.75%, 10/17/2016	100,000	93,832
Mirant North America LLC, 7.375%, 12/31/2013	49,000	48,571
NRG Energy, Inc., 7.375%, 1/15/2017 (b)	305,000	288,225
Orion Power Holdings, Inc., 12.0%, 5/1/2010	90,000	97,200
Pedernales Electric Cooperative, Series 2002-A, 144A, 6.202%, 11/15/2032	315,000	291,107
PNM Resources, Inc., 9.25%, 5/15/2015	69,000	71,243
PPL Capital Funding, Inc., Series A, 6.7%, 3/30/2067	830,000	708,020
PSE&G Energy Holdings LLC, 8.5%, 6/15/2011	150,000	157,331
Regency Energy Partners LP, 8.375%, 12/15/2013	176,000	179,960
Reliant Energy, Inc., 6.75%, 12/15/2014	177,000	180,540
Sierra Pacific Power Co., Series P, 6.75%, 7/1/2037	550,000	537,491
Union Electric Co., 6.7%, 2/1/2019	645,000	653,335
Wisconsin Energy Corp., Series A, 6.25%, 5/15/2067	955,000	821,434
		8,162,842
Total Corporate Bonds (Cost $44,155,921)		41,904,292

Asset Backed 1.1%
Automobile Receivables 0.2%
Household Automotive Trust, "A4", Series 2006-1, 5.52%, 3/18/2013	500,000	498,483
Home Equity Loans 0.9%
Chase Funding Loan Acquisition Trust, "IA5", Series 2001-C2, 6.468%, 2/25/2013	689,888	654,317
Countrywide Asset-Backed Certificates, "2A3", Series 2005-12, 5.069%, 2/25/2036	1,098,267	1,080,018
Soundview Home Equity Loan Trust, "A2", Series 2005-CTX1, 5.195%, 11/25/2035	79,035	78,776
		1,813,111
Total Asset Backed (Cost $2,271,995)		2,311,594
	Principal Amount ($)(a)	Value ($)

Mortgage-Backed Securities Pass-Throughs 12.8%
Federal Home Loan Mortgage Corp.:
5.5%, with various maturities from 10/1/2023 until 8/1/2024	752,617	748,943
5.523%*, 2/1/2038	975,215	973,726
6.5%, 3/1/2026	1,370,516	1,424,198
7.0%, 1/1/2038	454,193	477,882
Federal National Mortgage Association:
4.5%, 6/1/2034	990,706	920,583
5.0%, with various maturities from 2/1/2021 until 5/1/2034	2,828,884	2,756,805
5.5%, with various maturities from 1/1/2025 until 7/1/2037	9,968,035	9,855,944
6.0%, with various maturities from 4/1/2024 until 3/1/2025	1,381,887	1,410,713
6.5%, with various maturities from 3/1/2017 until 1/1/2038	6,921,728	7,147,546
8.0%, 9/1/2015	31,073	33,027
Total Mortgage-Backed Securities Pass-Throughs (Cost $25,696,030)		25,749,367

Commercial and Non-Agency Mortgage-Backed Securities 38.4%
Adjustable Rate Mortgage Trust, "3A31", Series 2005-10, 5.417%*, 1/25/2036	820,000	701,917
American Home Mortgage Investment Trust, "5A3", Series 2005-2, 5.077%, 9/25/2035	1,050,000	942,744
Banc of America Mortgage Securities, Inc., "1A20", Series 2005-3, 5.5%, 4/25/2035	1,095,000	1,060,710
Bear Stearns Adjustable Rate Mortgage Trust:
"A1", Series 2006-1, 4.625%*, 2/25/2036	1,767,295	1,687,479
"2A1", Series 2006-4, 5.794%*, 10/25/2036	699,927	620,535
"3A1", Series 2007-5, 5.984%*, 8/25/2047	1,596,693	1,460,086
"22A1", Series 2007-4, 6.001%*, 6/25/2047	1,617,261	1,488,783
Bear Stearns Commercial Mortgage Securities:
"A2", Series 2007-PW16, 5.85%*, 6/11/2040	1,650,000	1,627,335
"AAB", Series 2007-PW16, 5.902%*, 6/11/2040	1,200,000	1,157,720
Chase Mortgage Finance Corp.:
"3A1", Series 2005-A1, 5.281%*, 12/25/2035	1,257,308	1,210,389
"3A1", Series 2007-A3, 5.988%*, 12/25/2037	902,274	885,257
Citicorp Mortgage Securities, Inc., "3A1", Series 2004-1, 4.75%, 1/25/2034	1,445,497	1,402,857
Citigroup Mortgage Loan Trust, Inc.:
"1A2", Series 2006-AR2, 5.526%*, 3/25/2036	1,032,739	962,267
"2A1A", Series 2007-AR8, 5.913%*, 7/25/2037	682,806	655,093
"1CB2", Series 2004-NCM2, 6.75%, 8/25/2034	626,858	607,660
	Principal Amount ($)(a)	Value ($)

Citigroup/Deutsche Bank Commercial Mortgage Trust, "A4", Series 2005-CD1, 5.4%*, 7/15/2044	800,000	771,431
Countrywide Alternative Loan Trust:
"1A1", Series 2004-2CB, 4.25%, 3/25/2034	296,162	286,231
"A1", Series 2004-1T1, 5.0%, 2/25/2034	322,894	308,350
"A2", Series 2002-18, 5.25%, 2/25/2033	609,326	590,155
"A2", Series 2003-21T1, 5.25%, 12/25/2033	518,317	476,552
"A2", Series 2004-1T1, 5.5%, 2/25/2034	214,446	206,049
Countrywide Capital Cobalt, "AAB", Series 2006-C1, 5.223%, 8/15/2048	559,000	532,006
Countrywide Home Loans:
"A1", Series 2005-29, 5.75%, 12/25/2035	1,161,076	1,100,073
"A2", Series 2006-1, 6.0%, 3/25/2036	842,389	807,641
Credit Suisse Mortgage Capital Certificates, Inc.:
"3A1", Series 2006-9, 6.0%, 11/25/2036	1,304,034	1,263,283
"3A19", Series 2007-5, 6.0%, 8/25/2037	1,077,611	1,043,935
CS First Boston Mortgage Securities Corp., "10A3", Series 2005-10, 6.0%, 11/25/2035	236,499	218,989
First Franklin Mortgage Loan Asset Backed Certificate, "A2A", Series 2007-FFC, 2.633%*, 6/25/2027	820,174	457,175
GE Capital Commercial Mortgage Corp., "AJ", Series 2007-C1, 5.677%, 12/10/2049	1,160,000	917,883
GMAC Mortgage Corp. Loan Trust, "A1", Series 2006-J1, 5.75%, 4/25/2036	1,085,487	1,061,041
Greenwich Capital Commercial Funding Corp.:
"A2", Series 2007-GG9, 5.381%, 3/10/2039	775,000	757,974
"AM", Series 2007-GG9, 5.475%, 3/10/2039	1,025,000	915,188
"AJ", Series 2007-GG9, 5.505%, 3/10/2039	108,000	84,751
"A4", Series 2007-GG11, 5.736%, 12/10/2049	700,000	661,693
GS Mortgage Securities Corp. II:
"A2", Series 2006-GG8, 5.479%, 11/10/2039	1,100,000	1,090,821
"A2", Series 2007-GG10, 5.778%, 8/10/2045	1,640,000	1,618,591
"AAB", Series 2007-GG10, 5.993%*, 8/10/2045	1,620,000	1,568,585
"J", Series 2007-GG10, 144A, 5.993%*, 8/10/2045	1,096,000	442,680
"AJ", Series 2007-GG10, 5.993%*, 8/10/2045	1,130,000	904,988
"K", Series 2007-GG10, 144A, 5.993%*, 8/10/2045	767,000	267,581
"A4", Series 2007-GG10, 5.993%*, 8/10/2045	600,000	573,724
	Principal Amount ($)(a)	Value ($)

GSR Mortgage Loan Trust:
"1A1", Series 2007-AR2, 5.781%*, 5/25/2047	1,158,513	1,076,535
"2A1", Series 2007-AR1, 5.998%*, 3/25/2037	1,965,861	1,812,689
Indymac Inda Mortgage Loan Trust, "1A2", Series 2007-AR1, 5.731%*, 3/25/2037	1,040,812	1,014,598
Indymac Index Mortgage Loan Trust, "3A1", Series 2006-AR33, 5.768%*, 1/25/2037	721,446	679,684
JPMorgan Chase Commercial Mortgage Securities Corp.:
"A3A1", Series 2005-LDP4, 4.871%, 10/15/2042	235,000	230,912
"ASB", Series 2007-LD12, 5.833%, 2/15/2051	1,175,000	1,137,485
"A4", Series 2007-LD12, 5.882%, 2/15/2051	575,000	549,004
"ASB", Series 2007-CB19, 5.92%*, 2/12/2049	880,000	850,869
"F", Series 2007-LD11, 6.007%*, 6/15/2049	650,000	416,283
"G", Series 2007-LD11, 144A, 6.007%*, 6/15/2049	760,000	458,611
"H", Series 2007-LD11, 144A, 6.007%*, 6/15/2049	460,000	206,998
"E", Series 2007-LD11, 6.007%*, 6/15/2049	590,000	389,438
"A4", Series 2007-LD11, 6.007%*, 6/15/2049	570,000	545,224
JPMorgan Mortgage Trust, "2A4", Series 2006-A2, 5.755%*, 4/25/2036	1,420,000	1,232,403
Master Alternative Loans Trust:
"5A1", Series 2005-1, 5.5%, 1/25/2020	829,595	751,302
"5A1", Series 2005-2, 6.5%, 12/25/2034	108,370	89,879
"8A1", Series 2004-3, 7.0%, 4/25/2034	22,903	21,014
Master Asset Securitization Trust, "2A7", Series 2003-9, 5.5%, 10/25/2033	522,553	494,140
Merrill Lynch Mortgage Investors Trust, "A2", Series 2005-A5, 4.566%, 6/25/2035	105,000	98,914
Merrill Lynch Mortgage Trust, "ASB", Series 2007-C1, 6.023%*, 6/12/2050	590,000	571,518
Merrill Lynch/Countrywide Commercial Mortgage Trust, "ASB", Series 2007-5, 5.362%, 8/12/2048	1,000,000	942,271
Morgan Stanley Capital I:
"A2", Series 2007-HQ11, 5.359%, 2/12/2044	1,600,000	1,562,685
"AAB", Series 2007-IQ14, 5.654%, 4/15/2049	1,105,000	1,057,407
"AM", Series 2007-HQ12, 5.811%*, 4/12/2049	600,000	541,574
"AJ", Series 2007-IQ15, 6.077%*, 6/11/2049	900,000	723,873
"F", Series 1998-HF1, 144A, 7.18%, 3/15/2030	75,799	75,944
New York Mortgage Trust, "2A3", Series 2006-1, 5.647%*, 5/25/2036	1,100,000	1,044,050
	Principal Amount ($)(a)	Value ($)

Residential Accredit Loans, Inc.:
"3A1", Series 2006-QS18, 5.75%, 12/25/2021	728,589	690,154
"CB", Series 2004-QS2, 5.75%, 2/25/2034	518,236	445,035
Residential Funding Mortgage Securities I, "2A2", Series 2007-SA1, 5.613%*, 2/25/2037	1,324,249	1,253,949
Sequoia Mortgage Trust, "2A1", Series 2007-1, 5.762%*, 2/20/2047	1,335,853	1,273,794
Structured Adjustable Rate Mortgage Loan Trust:
"1A4", Series 2005-22, 5.25%, 12/25/2035	1,160,000	840,612
"6A3", Series 2005-21, 5.4%, 11/25/2035	740,000	624,467
"7A4", Series 2006-1, 5.62%, 2/25/2036	930,000	699,490
Structured Asset Securities Corp., "2A1", Series 2003-1, 6.0%, 2/25/2018	4,010	3,984
SunTrust Adjustable Rate Mortgage Loan Trust, "3A1", Series 2007-4, 5.999%*, 10/25/2037	1,602,625	1,506,258
Wachovia Bank Commercial Mortgage Trust:
"A3", Series 2007-C30, 5.246%, 12/15/2043	770,000	747,792
"A2", Series 2007-C31, 5.421%, 4/15/2047	1,080,000	1,052,283
"H", Series 2007-C32, 144A, 5.929%*, 6/15/2049	770,000	342,750
"ABP", Series 2007-C32, 5.929%*, 6/15/2049	720,000	695,199
Wachovia Mortgage Loan Trust LLC, "3A1", Series 2005-B, 5.157%*, 10/20/2035	1,083,991	1,053,507
Washington Mutual Mortgage Pass-Through Certificates Trust:
"1A3", Series 2005-AR16, 5.099%*, 12/25/2035	825,000	777,613
"1A1", Series 2006-AR18, 5.343%*, 1/25/2037	1,159,900	1,096,946
"4A1", Series 2007-HY3, 5.348%*, 3/25/2037	1,594,393	1,486,826
"1A1", Series 2007-HY4, 5.55%*, 4/25/2037	1,367,845	1,296,221
"1A1", Series 2006-AR16, 5.606%*, 12/25/2036	1,088,669	997,862
"1A1", Series 2007-HY2, 5.622%*, 12/25/2036	1,407,907	1,319,814
"2A3", Series 2006-AR6, 5.954%*, 8/25/2036	1,055,000	905,042
Wells Fargo Mortgage Backed Securities Trust:
"B1", Series 2005-AR12, 4.327%*, 7/25/2035	758,222	520,702
"2A5", Series 2006-AR2, 5.106%*, 3/25/2036	2,510,272	2,431,779
"A4", Series 2005-AR14, 5.387%*, 8/25/2035	945,000	796,097
"2A5", Series 2006-AR1, 5.551%*, 3/25/2036	935,000	778,946
Total Commercial and Non-Agency Mortgage-Backed Securities (Cost $84,256,120)		77,610,628
	Principal Amount ($)(a)	Value ($)

Collateralized Mortgage Obligations 5.5%
Fannie Mae Whole Loan, "1A1", Series 2004-W15, 6.0%, 8/25/2044	289,815	282,890
Federal Home Loan Mortgage Corp.:
"WJ", Series 2557, 5.0%, 7/15/2014	331,932	334,407
"TA", Series 2750, 5.0%, 2/15/2032	1,010,000	993,511
"PD", Series 2774, 5.0%, 8/15/2032	1,010,000	992,545
"ME", Series 2775, 5.0%, 12/15/2032	460,000	451,812
"EG", Series 2836, 5.0%, 12/15/2032	1,580,000	1,545,989
"PD", Series 2893, 5.0%, 2/15/2033	800,000	780,851
"OG", Series 2889, 5.0%, 5/15/2033	685,000	668,576
"PE", Series 2898, 5.0%, 5/15/2033	335,000	327,458
"PD", Series 2939, 5.0%, 7/15/2033	535,000	521,743
"KG", Series 2987, 5.0%, 12/15/2034	1,470,000	1,425,166
Federal National Mortgage Association:
"EG", Series 2005-22, 5.0%, 11/25/2033	750,000	730,201
"WD", Series 2005-86, 5.0%, 3/25/2034	1,525,000	1,485,293
"PG", Series 2002-3, 5.5%, 2/25/2017	476,243	480,809
"ZQ", Series G92-9, 7.0%, 12/25/2021	41,017	41,309
Total Collateralized Mortgage Obligations (Cost $11,091,980)		11,062,560

Government & Agency Obligations 13.2%
Sovereign Bonds 2.3%
Dominican Republic, Series REG S, 8.625%, 4/20/2027	200,000	205,000
Government of Malaysia, Series 1/04, 4.305%, 2/27/2009 MYR	570,000	175,161
Government of Ukraine, Series REG S, 6.75%, 11/14/2017	390,000	349,635
Government of Indonesia:
Series REG S, 8.5%, 10/12/2035	100,000	104,843
Series FR49, 9.0%, 9/15/2013 IDR	900,000,000	82,659
Series FR23, 11.0%, 12/15/2012 IDR	1,600,000,000	161,727
Series FR18, 13.175%,7/15/2012 IDR	270,000,000	29,457
Series FR16, 13.45%, 8/15/2011 IDR	480,000,000	53,036
Mexican Bonds, Series M-10, 7.25%, 12/15/2016 MXN	1,900,000	163,034
Nota do Tesouro Nacional, 10.0%, 1/1/2017 BRL	710,000	343,037
	Principal Amount ($)(a)	Value ($)

Republic of Argentina:
GDP Linked Note, 12/15/2035	410,000	37,648
3.0%*, 4/30/2013 (PIK)	70,000	33,346
Series X, 7.0%, 4/17/2017	260,000	178,757
Republic of Ecuador, Series REG S, 9.375%, 12/15/2015	170,000	175,100
Republic of Egypt:
9.1%, 7/12/2010 EGP	380,000	73,660
9.1%, 9/20/2012 EGP	230,000	43,230
Series 91, Treasury Bill, 9.16%**, 8/19/2008 EGP	700,000	129,564
9.35%, 8/16/2010 EGP	80,000	15,454
Republic of El Salvador:
Series REG S, 7.65%, 6/15/2035	90,000	92,700
Series REG S, 8.25%, 4/10/2032	40,000	44,000
Republic of Gabon, Series REG S, 8.2%, 12/12/2017	200,000	207,500
Republic of Georgia, 7.5%, 4/15/2013	170,000	167,093
Republic of Pakistan, Series REG S, 6.875%, 6/1/2017	100,000	79,500
Republic of Panama:
6.7%, 1/26/2036	170,000	172,550
7.125%, 1/29/2026	220,000	232,100
7.25%, 3/15/2015	80,000	86,000
Republic of Peru, 8.2%, 8/12/2026 PEN	660,000	243,096
Republic of Philippines:
7.75%, 1/14/2031	100,000	103,620
8.25%, 1/15/2014	70,000	74,900
9.0%, 2/15/2013	120,000	131,700
9.5%, 2/2/2030	60,000	73,275
Republic of Turkey:
Series CPI, 10.0%, 2/15/2012 TRY	178,287	139,431
16.0%, 3/7/2012 TRY	220,000	155,602
Republic of Uruguay:
7.875%, 1/15/2033 (PIK)	80,000	84,000
8.0%, 11/18/2022	70,000	74,725
Republic of Venezuela:
Series REG S, 9.0%, 5/7/2023	50,000	43,750
10.75%, 9/19/2013	40,000	41,600
State of Qatar, Series REG S, 9.75%, 6/15/2030	50,000	76,300
		4,677,790
US Treasury Obligations 10.9%
US Treasury Bonds:
4.75%, 2/15/2037	630,000	650,573
6.0%, 2/15/2026 (b)	4,034,000	4,724,508
6.875%, 8/15/2025 (b)	405,000	516,375
8.125%, 8/15/2019 (b)	450,000	601,031
US Treasury Inflation Index Note, 2.0%, 1/15/2014	5,202,360	5,523,039
US Treasury Notes:
3.375%, 6/30/2013	45,000	45,081
3.5%, 2/15/2018	560,000	539,044
3.875%, 5/15/2018 (b)	7,515,000	7,452,182
4.0%, 2/15/2015 (b)	1,515,000	1,557,255
	Principal Amount ($)(a)	Value ($)

4.5%, 4/30/2012	160,000	167,725
4.875%, 5/31/2011 (f)	100,000	105,531
		21,882,344
Total Government & Agency Obligations (Cost $26,184,269)		26,560,134

Municipal Bonds and Notes 2.3%
Gwinnett County, GA, Development Authority Revenue, Gwinnett Stadium Project, 6.4%, 1/1/2028	655,000	662,657
Jicarilla, NM, Sales & Special Tax Revenue, Apache Nation Revenue, 144A, 5.2%, 12/1/2013	670,000	680,392
Los Angeles, CA, Community Development Agency Tax Allocation Revenue, Adelante Eastside Project, Series C, 6.49%, 9/1/2037 (c)	325,000	297,128
New Jersey, Economic Development Authority Revenue, Series B, 6.5%, 11/1/2013	860,000	900,558
Rhode Island, Convention Center Authority Revenue, Civic Center, Series A, 6.06%, 5/15/2035 (c)	585,000	600,848
Virgin Islands, Port Authority Marine Revenue, Series B, 5.08%, 9/1/2013 (c)	1,420,000	1,424,444
Total Municipal Bonds and Notes (Cost $4,573,541)		4,566,027

Preferred Securities 3.2%
Bank of America Corp., Series M, 8.125%, 5/15/2018***	480,000	453,725
Catlin Insurance Co., Ltd., 144A, 7.249%, 1/19/2017***	208,000	151,826
Citigroup, Inc., Series E, 8.4%, 4/30/2018***	248,000	235,751
ComEd Financing III, 6.35%, 3/15/2033	238,000	187,837
JPMorgan Chase & Co., Series 1, 7.9%, 4/30/2018***	615,000	576,649
Mangrove Bay Pass-Through Trust, 144A, 6.102%, 7/15/2013***	540,000	329,740
Oil Insurance Ltd., 144A, 7.558%, 6/30/2011***	1,505,000	1,281,222
PNC Financial Services Group, Inc., Series K, 8.25%, 5/21/2013***	435,000	434,071
Royal Bank of Scotland Group PLC, Series U, 7.64%, 9/29/2017***	1,800,000	1,645,792
Santander Perpetual SA, 144A, 6.671%, 10/24/2017***	500,000	483,031
Wells Fargo Capital XIII, 7.7%, 3/26/2013***	285,000	283,303
XL Capital Ltd., Series E, 6.5%, 4/15/2017***	711,000	479,925
Total Preferred Securities (Cost $7,560,734)		6,542,872
	Shares	Value ($)

Preferred Stocks 0.2%
Arch Capital Group Ltd., 8.0%	4,202	98,127
Delphi Financial Group, Inc., 7.376%	18,000	343,125
Ford Motor Credit Co., LLC, 7.375%	1,020	14,035
Total Preferred Stocks (Cost $578,444)		455,287

Securities Lending Collateral 8.2%
Daily Assets Fund Institutional, 2.74% (d) (e) (Cost $16,644,679)	16,644,679	16,644,679
	Shares	Value ($)

Cash Equivalents 1.7%
Cash Management QP Trust, 2.49% (d) (Cost $3,450,930)	3,450,930	3,450,930
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $226,464,643)+	107.4	216,858,370
Other Assets and Liabilities, Net (b)	(7.4)	(14,972,066)
Net Assets	100.0	201,886,304
* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of June 30, 2008.
** Bond equivalent yield to maturity; not a coupon rate.
*** Date shown is call date; not a maturity date for the perpetual preferred securities.
+ The cost for federal income tax purposes was $226,506,299. At June 30, 2008, net unrealized depreciation for all securities based on tax cost was $9,647,929. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,293,064 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $10,940,993.
(a) Principal amount stated in US dollars unless otherwise noted.
(b) All or a portion of these securities were on loan (see Notes to Financial Statements) amounting to $14,540,740. In addition, included in other assets and liabilities, net are pending sales, amounting to $1,570,705, that are also on loan. The value of all securities loaned at June 30, 2008 amounted to $16,111,445 which is 8.0% of net assets.
(c) Bond is insured by one of these companies:
Insurance Coverage	As a % of Total Investment Portfolio
Financial Guaranty Insurance Co.	0.9
Radian Asset Assurance	0.2
(d) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(e) Represents collateral held in connection with securities lending. Income earned by the Portfolio is net of borrower rebates.
(f) At June 30, 2008, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

PIK: Denotes that all or a portion of the income is paid in kind.

REIT: Real Estate Investment Trust

As of June 30, 2008, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Appreciation ($)
5 Year US Treasury Note	9/30/2008	58	6,359,285	6,412,172	52,887

As of June 30, 2008, open futures contracts sold were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Depreciation ($)
10 Year US Treasury Note	9/19/2008	25	2,796,807	2,848,047	(51,240)

As of June 30, 2008, the Portfolio entered into the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)
CHF	276,000	USD	275,771	7/16/2008	5,535
CLP	122,165,000	USD	269,978	7/15/2008	37,360
EUR	185,566	HUF	45,767,000	7/16/2008	13,261
EUR	751,000	USD	1,183,223	7/16/2008	1,828
JPY	831,036	EUR	5,115	7/16/2008	290
JPY	26,650,000	EUR	165,104	7/16/2008	8,510
NOK	1,355,000	EUR	171,240	7/16/2008	3,807
NZD	1,091,000	USD	854,856	7/16/2008	25,778
SEK	1,527,000	EUR	163,391	7/16/2008	3,715
USD	274,637	AUD	299,000	7/16/2008	11,324
USD	251,424	CHF	262,000	7/16/2008	5,104
USD	488,758	CNY	3,326,000	9/23/2008	2,334
USD	252,597	JPY	27,100,000	7/16/2008	2,859
USD	257,381	MXN	2,741,000	7/16/2008	7,744
USD	114,346	RUB	2,714,000	7/16/2008	1,334
USD	293,921	RUB	6,943,000	7/16/2008	2,013
USD	231,453	RUB	5,508,000	8/8/2008	3,192
USD	170,602	TRY	215,000	7/16/2008	3,918
USD	80,185	UAH	416,000	1/23/2009	3,033
USD	85,085	ZAR	672,000	7/16/2008	337
Total unrealized appreciation					143,276
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)
AUD	291,000	NZD	344,914	7/16/2008	(16,202)
BRL	34,000	USD	19,765	7/16/2008	(1,355)
EUR	177,206	JPY	28,020,000	7/16/2008	(14,634)
EUR	149,000	USD	230,901	7/16/2008	(3,490)
GBP	117,000	USD	228,795	7/16/2008	(3,946)
GBP	129,000	USD	254,781	7/16/2008	(1,832)
GBP	1,128	USD	2,177	7/16/2008	(67)
HUF	45,767,000	USD	283,668	7/16/2008	(21,505)
JPY	738,974	EUR	4,549	7/16/2008	(69)
JPY	22,570,000	USD	212,695	7/16/2008	(59)
RUB	2,714,000	USD	115,195	7/16/2008	(485)
TRY	215,000	USD	157,960	7/16/2008	(16,560)
TRY	61,000	USD	47,963	7/16/2008	(1,552)
USD	260,869	CLP	122,165,000	7/15/2008	(28,251)
USD	710,846	JPY	71,391,000	7/16/2008	(37,885)
USD	600,835	NOK	3,044,000	7/16/2008	(4,233)
USD	5,379	NZD	7,000	7/16/2008	(59)
USD	73,746	PEN	208,000	7/16/2008	(3,535)
USD	575,387	SEK	3,442,000	7/16/2008	(4,391)
Total unrealized depreciation					(160,110)
Currency Abbreviations
AUD Australian Dollar
BRL Brazilian Real
CHF Swiss Franc
CLP Chilean Peso
CNY Yuan Renminbi
EGP Egyptian Pound
EUR Euro
GBP British Pound
HUF Hungarian Forint
IDR Indonesian Rupiah
JPY Japanese Yen
MXN Mexican Peso
MYR Malaysian Ringgit
NOK Norwegian Krone
NZD New Zealand Dollar
PEN Peruvian Nouveau Sol
RUB Russian Ruble
SEK Swedish Krona
TRY Turkish Lira
UAH Ukraine Hryvna
USD United States Dollar
ZAR South African Rand

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association and Federal Home Loan Mortgage Corp. issues have similar coupon rates and have been aggregated for presentation purposes in the investment portfolio.

The following is a summary of the inputs used as of June 30, 2008 in valuing the Fund's assets carried at fair value:

Valuation Inputs	Investments in Securities at Value	Net Unrealized Appreciation/ (Depreciation) on Other Financial Instruments++
Level 1 — Quoted Prices	$ 20,550,896	$ 1,647
Level 2 — Other Significant Observable Inputs	195,247,333	(16,834)
Level 3 — Significant Unobservable Inputs	1,060,141	—
Total	$ 216,858,370	$ (15,187)
++ Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as future contracts, written options and forward foreign currency exchange contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The following is a reconciliation of the Fund's assets in which significant unobservable inputs (Level 3) were used in determining fair value at June 30, 2008:

Investments in Securities at Market Value
Balance as of January 1, 2008	$ 1,298,669
Total realized gains or losses	21,144
Change in unrealized appreciation (depreciation)	(47,678)
Amortization Premium/Discount	(298)
Net purchases (sales)	(211,696)
Net transfers in (out) of Level 3	—
Balance as of June 30, 2008	$ 1,060,141

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2008 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $206,369,034), including $14,540,740 of securities loaned	$ 196,762,761
Investment in Daily Assets Fund Institutional (cost $16,644,679)*	16,644,679
Investment in Cash Management QP Trust (cost $3,450,930)	3,450,930
Total investments, at value (cost $226,464,643)	216,858,370
Cash	21,833
Foreign currency, at value (cost $6,952)	6,955
Receivable for investments sold	2,308,658
Dividends receivable	468
Interest receivable	1,674,151
Receivable for Portfolio shares sold	142,309
Foreign taxes recoverable	8,064
Receivable for daily variation margin on open futures contracts	4,453
Unrealized appreciation on open forward foreign currency exchange contracts	143,276
Other assets	4,526
Total assets	221,173,063
Liabilities
Payable for investments purchased	2,209,445
Payable for Portfolio shares redeemed	78,664
Payable upon return of securities loaned	16,644,679
Unrealized depreciation on open forward foreign currency exchange contracts	160,110
Net payable on closed forward foreign currency exchange contracts	2,279
Accrued management fee	61,405
Other accrued expenses and payables	130,177
Total liabilities	19,286,759
Net assets, at value	$ 201,886,304
Net Assets Consist of
Undistributed net investment income	5,837,220
Net unrealized appreciation (depreciation) on: Investments	(9,606,273)
Futures	1,647
Foreign currency	(19,232)
Accumulated net realized gain (loss)	(3,682,982)
Paid-in capital	209,355,924
Net assets, at value	$ 201,886,304
Class A Net Asset Value, offering and redemption price per share ($201,886,304 ÷ 31,038,482 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 6.50
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended June 30, 2008 (Unaudited)
Investment Income
Dividends	$ 21,738
Interest (net of foreign taxes withheld of $2,889)	6,363,007
Interest — Cash Management QP Trust	87,005
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	116,666
Total Income	6,588,416
Expenses: Management fee	424,237
Administration fee	108,779
Custodian fee	25,595
Distribution service fee (Class B)	506
Services to shareholders	506
Record keeping fee (Class B)	202
Professional fees	40,912
Trustees' fees and expenses	4,861
Reports to shareholders	20,859
Other	14,173
Total expenses before expense reductions	640,630
Expense reductions	(1,580)
Total expenses after expense reductions	639,050
Net investment income	5,949,366
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(2,309,429)
Futures	(53,194)
Foreign currency	123,277
Payments by affiliates (see Note H)	221
(2,239,125)
Change in net unrealized appreciation (depreciation) on: Investments	(7,372,636)
Futures	1,647
Foreign currency	(56,777)
(7,427,766)
Net gain (loss)	(9,666,891)
Net increase (decrease) in net assets resulting from operations	$ (3,717,525)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2008 (Unaudited)	Year Ended December 31, 2007
Operations: Net investment income	$ 5,949,366	$ 11,251,529
Net realized gain (loss)	(2,239,125)	(121,794)
Change in net unrealized appreciation (depreciation)	(7,427,766)	(1,978,095)
Net increase (decrease) in net assets resulting from operations	(3,717,525)	9,151,640
Distributions to shareholders from: Net investment income: Class A	(10,882,399)	(10,313,794)
Class B	(31,809)	(83,297)
Total distributions	(10,914,208)	(10,397,091)
Portfolio share transactions: Class A Proceeds from shares sold	11,958,205	38,092,545
Reinvestment of distributions	10,882,399	10,313,794
Cost of shares redeemed	(35,264,624)	(36,534,184)
Net increase (decrease) in net assets from Class A share transactions	(12,424,020)	11,872,155
Class B* Proceeds from shares sold	292,257	1,299,403
Reinvestment of distributions	31,809	83,297
Cost of shares redeemed	(890,260)	(2,108,764)
Net increase (decrease) in net assets from Class B share transactions	(566,194)	(726,064)
Increase (decrease) in net assets	(27,621,947)	9,900,640
Net assets at beginning of period	229,508,251	219,607,611
Net assets at end of period (including undistributed net investment income of $5,837,220 and $10,802,062, respectively)	$ 201,886,304	$ 229,508,251
Other Information
Class A Shares outstanding at beginning of period	32,791,859	31,026,023
Shares sold	1,734,259	5,515,644
Shares issued to shareholders in reinvestment of distributions	1,674,215	1,510,072
Shares redeemed	(5,161,851)	(5,259,880)
Net increase (decrease) in Class A shares	(1,753,377)	1,765,836
Shares outstanding at end of period	31,038,482	32,791,859
Class B* Shares outstanding at beginning of period	87,887	198,161
Shares sold	42,354	183,436
Shares issued to shareholders in reinvestment of distributions	4,894	12,196
Shares redeemed	(135,135)	(305,906)
Net increase (decrease) in Class B shares	(87,887)	(110,274)
Shares outstanding at end of period	—	87,887
* On May 22, 2008 Class B shares were liquidated.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 6.98	$ 7.03	$ 6.99	$ 7.13	$ 7.04	$ 6.98
Income (loss) from investment operations: Net investment income[b]	.18	.35	.33	.29	.29	.26
Net realized and unrealized gain (loss)	(.29)	(.06)	(.01)	(.10)	.08	.09
Total from investment operations	(.11)	.29	.32	.19	.37	.35
Less distributions from: Net investment income	(.37)	(.34)	(.27)	(.26)	(.28)	(.29)
Net realized gains	—	—	(.01)	(.07)	—	—
Total distributions	(.37)	(.34)	(.28)	(.33)	(.28)	(.29)
Net asset value, end of period	$ 6.50	$ 6.98	$ 7.03	$ 6.99	$ 7.13	$ 7.04
Total Return (%)	(1.64)**	4.18	4.72[c]	2.60	5.38	5.06
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	202	229	218	209	177	176
Ratio of expenses before expense reductions (%)	.59*	.61	.66	.68	.60	.58
Ratio of expenses after expense reductions (%)	.59*	.61	.62	.68	.60	.58
Ratio of net investment income (%)	5.47*	5.03	4.82	4.11	4.18	3.78
Portfolio turnover rate (%)	121**	176[d]	179[d]	187[d]	223[d]	242[d]
[a] For the six months ended June 30, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] The portfolio turnover rate including mortgage dollar roll transactions was 185%, 186%, 197%, 245% and 286% for the years ended December 31, 2007, December 31, 2006, December 31, 2005, December 31, 2004, and December 31, 2003, respectively.
* Annualized ** Not annualized

Performance Summary June 30, 2008

DWS Growth & Income VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The total annual portfolio operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated May 1, 2008 are 0.54% and 0.79% for Class A and Class B shares, respectively. Please see the Information About Your Portfolio's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended June 30, 2008.

Portfolio returns during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Risk Considerations

The Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Please read this Portfolio's prospectus for specific information regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment
[] DWS Growth & Income VIP — Class A [] Russell 1000 ® Index

The Russell 1000® Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

Index returns assume the reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended June 30
Comparative Results
DWS Growth & Income VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$8,916	$8,738	$10,944	$13,726	$10,460
	Average annual total return	-10.84%	-12.62%	3.05%	6.54%	.45%
Russell 1000 Index	Growth of $10,000	$8,880	$8,764	$11,513	$14,846	$13,942
	Average annual total return	-11.20%	-12.36%	4.81%	8.22%	3.38%
DWS Growth & Income VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$8,895	$8,701	$10,826	$13,484	$10,156
	Average annual total return	-11.05%	-12.99%	2.68%	6.16%	.15%
Russell 1000 Index	Growth of $10,000	$8,880	$8,764	$11,513	$14,846	$13,942
	Average annual total return	-11.20%	-12.36%	4.81%	8.22%	3.38%

The growth of $10,000 is cumulative.

‡ Total returns shown for periods less than one year are not annualized.

Information About Your Portfolio's Expenses

DWS Growth & Income VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2008 to June 30, 2008).

The tables illustrate your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2008
Actual Portfolio Return	Class A	Class B
Beginning Account Value 1/1/08	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/08	$ 891.60	$ 889.50
Expenses Paid per $1,000*	$ 2.54	$ 4.04
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 1/1/08	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/08	$ 1,022.18	$ 1,020.59
Expenses Paid per $1,000*	$ 2.72	$ 4.32
* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series I — DWS Growth & Income VIP	.54%	.86%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary June 30, 2008

DWS Growth & Income VIP

The first half of 2008 was a period of considerable economic uncertainty and significant turmoil throughout the capital markets. At mid-year 2008, the US economy is experiencing a number of interrelated problems including liquidity issues in financial markets, increased concern about rising prices for energy and food, and rising unemployment.

Essentially all equity indices posted negative returns for the period ending June 30, 2008. The Russell 3000® Index, which is generally regarded as a good indicator of the broad stock market, had a negative return of -11.05% for the six months ended June 2008. Growth stocks, as measured by the Russell 1000® Growth Index (with a return of -9.06%), performed somewhat better than value stocks, as measured by the Russell 1000® Value Index (with a return of -13.57%). With a return of -10.84% (Class A shares, unadjusted for contract charges), the Portfolio's return was quite close to that of its benchmark, the Russell 1000® Index, which posted a return of -11.20%.

The Portfolio is managed using a quantitative stock selection model, and most holdings are large US-based companies. Since sector weights of this portfolio are normally maintained quite close to those of the Russell 1000 Index, most differences in return between the Portfolio and the index result from stock selection. During the first half of 2008, stock selection in the banks and materials sectors contributed to performance relative to the Russell 1000 Index. Positions in the health care equipment & services and energy sectors detracted from performance.

In the banks sector, the Portfolio benefited from avoiding or significantly underweighting some of the large banks that were off sharply for the period. In the materials sector, a major positive was CF Industries Holdings Inc., a fertilizer company that is benefiting from strong demand for agricultural products.1 Other positives in this sector were AK Steel Holding Corp.* and Alpha Natural Resources Inc.*, an Appalachian coal supplier.

In the health care equipment & services sector, performance was hurt by positions in several managed care companies including Humana, Inc., Aetna, Inc. and Health Net Inc.* In the energy sector, performance was hurt by positions in Frontier Oil Corp.* and Sunoco, Inc., which performed poorly; nonetheless, some of the Portfolio's best performing issues, including ConocoPhillips and ENSCO International Inc.*, were also in the energy sector.

Robert Wang
Julie Abbett
Portfolio Managers

The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable US equity market.

The Russell 1000 Growth Index is an unmanaged, capitalization- weighted index containing those securities in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

Index returns assume the reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

* As of June 30, 2008, the positions were sold.
1 "Overweight" means the portfolio holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the portfolio holds a lower weighting.

Portfolio management market commentary is as of June 30, 2008, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results.

Portfolio Summary

DWS Growth & Income VIP

Asset Allocation (As a % of Investment Portfolio Excluding Securities Lending Collateral)	6/30/08	12/31/07

Common Stocks	97%	97%
Cash Equivalents	2%	3%
Government & Agency Obligation	1%	—
	100%	100%
Sector Diversification (As a % of Common Stocks)	6/30/08	12/31/07

Information Technology	16%	15%
Industrials	15%	13%
Health Care	14%	14%
Energy	14%	14%
Financials	12%	15%
Consumer Discretionary	11%	11%
Consumer Staples	7%	9%
Materials	5%	3%
Telecommunication Services	5%	4%
Utilities	1%	2%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 25. Information concerning portfolio holdings of the Portfolio as of month-end will be posted to www.dws-investments.com on or after the last day of the following month. In addition, the Portfolio's top ten holdings and other information about the Portfolio is posted on www.dws-investments.com as of the calendar quarter-end on or after the 15th day following quarter-end.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio June 30, 2008 (Unaudited)

DWS Growth & Income VIP

	Shares	Value ($)

Common Stocks 96.9%
Consumer Discretionary 10.5%
Auto Components 0.8%
Autoliv, Inc.	8,800	410,256
Cooper Tire & Rubber Co.	10,800	84,672
Johnson Controls, Inc.	8,500	243,780
Lear Corp.*	31,000	439,580
TRW Automotive Holdings Corp.*	2,200	40,634
		1,218,922
Hotels Restaurants & Leisure 1.8%
McDonald's Corp.	13,700	770,214
Yum! Brands, Inc.	58,200	2,042,238
		2,812,452
Household Durables 0.3%
Leggett & Platt, Inc.	16,800	281,736
NVR, Inc.*	400	200,032
		481,768
Leisure Equipment & Products 0.2%
Hasbro, Inc.	7,400	264,328
Media 3.6%
Comcast Corp. "A"	96,800	1,836,296
DISH Network Corp. "A"*	20,700	606,096
Liberty Global, Inc. "A"*	12,400	389,732
Omnicom Group, Inc.	1,400	62,832
Scholastic Corp.*	4,500	128,970
The DIRECTV Group, Inc.*	91,200	2,362,992
The Walt Disney Co.	12,100	377,520
		5,764,438
Multiline Retail 0.2%
Big Lots, Inc.* (a)	6,800	212,432
Dollar Tree, Inc.*	1,600	52,304
		264,736
Specialty Retail 3.3%
AutoZone, Inc.*	6,400	774,464
Best Buy Co., Inc.	46,600	1,845,360
RadioShack Corp.	70,500	865,035
Rent-A-Center, Inc.*	4,000	82,280
The Gap, Inc.	31,600	526,772
TJX Companies, Inc.	37,100	1,167,537
		5,261,448
Textiles, Apparel & Luxury Goods 0.3%
Fossil, Inc.*	12,100	351,747
Hanesbrands, Inc.*	2,100	56,994
Quiksilver, Inc.*	7,200	70,704
Wolverine World Wide, Inc.	1,400	37,338
		516,783
Consumer Staples 6.5%
Beverages 1.9%
Coca-Cola Enterprises, Inc.	10,000	173,000
Pepsi Bottling Group, Inc.	21,200	591,904
PepsiCo, Inc.	34,800	2,212,932
		2,977,836
Food & Staples Retailing 0.8%
Kroger Co.	42,000	1,212,540
	Shares	Value ($)

Food Products 0.4%
Chiquita Brands International, Inc.* (a)	15,600	236,652
Darling International, Inc.*	5,800	95,816
Fresh Del Monte Produce, Inc.*	13,200	311,124
		643,592
Household Products 1.7%
Colgate-Palmolive Co.	39,000	2,694,900
Personal Products 0.1%
Herbalife Ltd.	5,900	228,625
Tobacco 1.6%
Altria Group, Inc.	53,220	1,094,203
Lorillard, Inc.*	4,100	283,556
Philip Morris International, Inc.*	23,100	1,140,909
		2,518,668
Energy 13.5%
Energy Equipment & Services 0.2%
Transocean, Inc.*	1,711	260,739
Oil, Gas & Consumable Fuels 13.3%
Apache Corp.	21,400	2,974,600
Chevron Corp.	43,000	4,262,590
ConocoPhillips	41,000	3,869,990
ExxonMobil Corp.	14,239	1,254,883
Frontline Ltd. (a)	5,800	404,724
Hess Corp.	9,600	1,211,424
Marathon Oil Corp.	32,600	1,690,962
Mariner Energy, Inc.*	3,700	136,789
Murphy Oil Corp.	2,000	196,100
Noble Energy, Inc.	7,400	744,144
Occidental Petroleum Corp.	33,100	2,974,366
Sunoco, Inc.	29,500	1,200,355
W&T Offshore, Inc.	1,500	87,765
		21,008,692
Financials 11.7%
Capital Markets 3.6%
Bank of New York Mellon Corp.	76,500	2,893,995
Investment Technology Group, Inc.*	3,200	107,072
Morgan Stanley	11,935	430,495
Northern Trust Corp.	6,100	418,277
State Street Corp.	17,900	1,145,421
The Goldman Sachs Group, Inc.	3,765	658,499
		5,653,759
Commercial Banks 1.6%
Banco Santander SA (ADR)	5,100	92,769
Barclays PLC (ADR) (a)	5,500	127,325
Lloyds TSB Group PLC (ADR)	2,500	61,675
PNC Financial Services Group, Inc.	12,200	696,620
Susquehanna Bancshares, Inc.	2,800	38,332
Wells Fargo & Co.	60,900	1,446,375
		2,463,096
Consumer Finance 0.1%
Cash America International, Inc.	4,500	139,500
	Shares	Value ($)

Diversified Financial Services 2.0%
Interactive Brokers Group, Inc. "A"*	1,700	54,621
JPMorgan Chase & Co.	65,100	2,233,581
Leucadia National Corp.	3,700	173,678
NYSE Euronext	5,700	288,762
The Nasdaq OMX Group, Inc.*	13,600	361,080
		3,111,722
Insurance 4.1%
ACE Ltd.	35,600	1,961,204
Aflac, Inc.	3,100	194,680
Allied World Assurance Co. Holdings Ltd.	2,300	91,126
Berkshire Hathaway, Inc. "B"*	100	401,200
China Life Insurance Co., Ltd. "H" (ADR)	1,300	67,834
Endurance Specialty Holdings Ltd.	1,700	52,343
Hartford Financial Services Group, Inc.	1,400	90,398
Manulife Financial Corp.	2,100	72,891
MetLife, Inc.	44,550	2,350,904
PartnerRe Ltd.	5,400	373,302
The Travelers Companies, Inc.	19,000	824,600
		6,480,482
Real Estate Investment Trusts 0.3%
Boston Properties, Inc. (REIT)	1,700	153,374
ProLogis (REIT)	4,500	244,575
Simon Property Group, Inc. (REIT)	1,700	152,813
		550,762
Health Care 13.8%
Biotechnology 2.2%
Gilead Sciences, Inc.*	54,100	2,864,595
OSI Pharmaceuticals, Inc.*	15,800	652,856
		3,517,451
Health Care Equipment & Supplies 1.8%
Baxter International, Inc.	12,200	780,068
Intuitive Surgical, Inc.*	4,900	1,320,060
Kinetic Concepts, Inc.*	7,500	299,325
St. Jude Medical, Inc.*	11,400	466,032
		2,865,485
Health Care Providers & Services 4.3%
Aetna, Inc.	56,200	2,277,786
Express Scripts, Inc.*	15,000	940,800
Health Management Associates, Inc. "A"*	28,900	188,139
Humana, Inc.*	31,400	1,248,778
Kindred Healthcare, Inc.*	4,200	120,792
LifePoint Hospitals, Inc.*	1,600	45,280
Medco Health Solutions, Inc.*	37,800	1,784,160
Owens & Minor, Inc.	3,800	173,622
		6,779,357
Life Sciences Tools & Services 0.5%
Invitrogen Corp.*	19,800	777,348
Pharmaceuticals 5.0%
Bristol-Myers Squibb Co.	99,700	2,046,841
Eli Lilly & Co.	34,900	1,610,984
Johnson & Johnson	5,000	321,700
Merck & Co., Inc.	26,400	995,016
Perrigo Co.	1,200	38,124
Pfizer, Inc.	24,500	428,015
	Shares	Value ($)

Schering-Plough Corp.	76,400	1,504,316
Sepracor, Inc.*	45,300	902,376
Watson Pharmaceuticals, Inc.*	900	24,453
		7,871,825
Industrials 14.3%
Aerospace & Defense 6.1%
Boeing Co.	41,740	2,743,153
Bombardier, Inc. "B"*	27,400	199,111
General Dynamics Corp.	10,400	875,680
Goodrich Corp.	10,400	493,584
Honeywell International, Inc.	43,720	2,198,242
Lockheed Martin Corp.	20,500	2,022,530
Northrop Grumman Corp.	7,500	501,750
Teledyne Technologies, Inc.*	1,000	48,790
United Technologies Corp.	8,800	542,960
		9,625,800
Building Products 0.1%
Armstrong World Industries, Inc.	2,700	78,894
Commercial Services & Supplies 0.8%
Allied Waste Industries, Inc.*	23,800	300,356
IKON Office Solutions, Inc.	4,100	46,248
Manpower, Inc.	4,300	250,432
The Brink's Co.	7,700	503,734
United Stationers, Inc.*	1,900	70,205
		1,170,975
Construction & Engineering 1.2%
EMCOR Group, Inc.*	12,100	345,213
Fluor Corp.	4,000	744,320
Perini Corp.*	13,400	442,870
Shaw Group, Inc.*	6,900	426,351
		1,958,754
Electrical Equipment 0.4%
GrafTech International Ltd.*	25,500	684,165
Industrial Conglomerates 0.8%
General Electric Co.	15,650	417,698
Walter Industries, Inc.	8,100	881,037
		1,298,735
Machinery 3.0%
AGCO Corp.*	30,500	1,598,505
Caterpillar, Inc.	32,700	2,413,914
Flowserve Corp.	800	109,360
Parker Hannifin Corp.	7,500	534,900
		4,656,679
Marine 0.2%
Kirby Corp.*	7,500	360,000
Road & Rail 1.7%
Burlington Northern Santa Fe Corp.	3,800	379,582
Norfolk Southern Corp.	3,300	206,811
Ryder System, Inc.	30,800	2,121,504
		2,707,897
Information Technology 15.7%
Communications Equipment 0.2%
Cisco Systems, Inc.*	14,100	327,966
Computers & Peripherals 6.2%
Apple, Inc.*	14,100	2,360,904
Hewlett-Packard Co.	57,600	2,546,496
International Business Machines Corp.	15,000	1,777,950
	Shares	Value ($)

Lexmark International, Inc. "A"*	28,500	952,755
QLogic Corp.*	11,200	163,408
Sun Microsystems, Inc.*	40,300	438,464
Western Digital Corp.*	43,700	1,508,961
		9,748,938
Electronic Equipment & Instruments 0.6%
Avnet, Inc.*	20,100	548,328
Dolby Laboratories, Inc. "A"*	9,800	394,940
Tyco Electronics Ltd.	1,300	46,566
		989,834
Internet Software & Services 1.4%
eBay, Inc.*	25,070	685,163
Google, Inc. "A"*	2,820	1,484,504
		2,169,667
IT Services 2.3%
Accenture Ltd. "A"	21,200	863,264
Computer Sciences Corp.*	21,700	1,016,428
MasterCard, Inc. "A"	6,700	1,778,984
		3,658,676
Semiconductors & Semiconductor Equipment 1.8%
Amkor Technology, Inc.*	52,500	546,525
Analog Devices, Inc.	12,300	390,771
Skyworks Solutions, Inc.*	7,300	72,051
Texas Instruments, Inc.	61,900	1,743,104
		2,752,451
Software 3.2%
Microsoft Corp.	177,475	4,882,337
Symantec Corp.*	12,030	232,781
		5,115,118
Materials 4.6%
Chemicals 3.1%
Celanese Corp. "A"	19,100	872,106
CF Industries Holdings, Inc.	10,000	1,528,000
Monsanto Co.	6,400	809,216
Terra Industries, Inc.	33,600	1,658,160
		4,867,482
Containers & Packaging 0.9%
Owens-Illinois, Inc.*	33,300	1,388,277
Metals & Mining 0.6%
Southern Copper Corp.	2,200	234,586
United States Steel Corp.	4,400	813,032
		1,047,618
Telecommunication Services 4.6%
Diversified Telecommunication Services 4.5%
AT&T, Inc.	61,480	2,071,261
	Shares	Value ($)

Embarq Corp.	35,400	1,673,358
Telus Corp.	2,400	100,901
Verizon Communications, Inc.	91,400	3,235,560
		7,081,080
Wireless Telecommunication Services 0.1%
Telephone & Data Systems, Inc.	2,800	132,356
Utilities 1.7%
Electric Utilities 0.3%
Edison International	4,900	251,762
Southern Co.	4,300	150,156
		401,918
Gas Utilities 0.2%
ONEOK, Inc.	6,800	332,044
Independent Power Producers & Energy Traders 0.5%
Constellation Energy Group, Inc.	10,400	853,840
Multi-Utilities 0.7%
Ameren Corp.	1,200	50,676
Dominion Resources, Inc.	2,200	104,478
Sempra Energy	15,600	880,620
		1,035,774
Total Common Stocks (Cost $155,369,457)		152,786,192
	Principal Amount ($)	Value ($)

Government & Agency Obligation 0.6%
US Treasury Obligation
US Treasury Bill, 1.08%**, 7/17/2008 (b) (Cost $885,566)	886,000	885,444
	Shares	Value ($)

Securities Lending Collateral 0.6%
Daily Assets Fund Institutional, 2.74% (c) (d) (Cost $939,745)	939,745	939,745

Cash Equivalents 2.5%
Cash Management QP Trust, 2.49% (c) (Cost $3,886,826)	3,886,826	3,886,826
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $161,081,594)+	100.6	158,498,207
Other Assets and Liabilities, Net	(0.6)	(896,976)
Net Assets	100.0	157,601,231
* Non-income producing security.
** Annualized yield at time of purchase; not a coupon rate.
+ The cost for federal income tax purposes was $163,395,398. At June 30, 2008, net unrealized depreciation for all securities based on tax cost was $4,897,191. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $10,150,473 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $15,047,664.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at June 30, 2008 amounted to $913,002 which is 0.6% of net assets.
(b) At June 30, 2008, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(d) Represents collateral held in connection with securities lending. Income earned by the Portfolio is net of borrower rebates.

ADR: American Depositary Receipt

REIT: Real Estate Investment Trust

At June 30, 2008, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Depreciation ($)
S&P 500 Index	9/18/2008	10	3,399,282	3,202,750	(196,532)

The following is a summary of the inputs used as of June 30, 2008 in valuing the Fund's assets carried at fair value:

Valuation Inputs	Investments in Securities at Value	Net Unrealized Depreciation on Other Financial Instruments++
Level 1 — Quoted Prices	$ 157,612,763	$ (196,532)
Level 2 — Other Significant Observable Inputs	885,444	—
Level 3 — Significant Unobservable Inputs	—	—
Total	$ 158,498,207	$ (196,532)
++ Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as future contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2008 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $156,255,023), including $913,002 of securities loaned	$ 153,671,636
Investment in Daily Assets Fund Institutional (cost $939,745)*	939,745
Investment in Cash Management QP Trust (cost $3,886,826)	3,886,826
Total investments, at value (cost $161,081,594)	158,498,207
Cash	4,609
Foreign currency, at value (cost $950)	938
Dividends receivable	87,987
Interest receivable	9,919
Receivable for Portfolio shares sold	132,680
Receivable for daily variation margin on open futures contracts	4,433
Other assets	1,974
Total assets	158,740,747
Liabilities
Payable for Portfolio shares redeemed	63,644
Payable upon return of securities loaned	939,745
Payable for investments purchased	4,609
Accrued management fee	51,489
Accrued distribution service fee (Class B)	336
Other accrued expenses and payables	79,693
Total liabilities	1,139,516
Net assets, at value	$ 157,601,231
Net Assets Consist of
Undistributed net investment income	998,444
Net unrealized appreciation (depreciation) on: Investments	(2,583,387)
Futures	(196,532)
Foreign currency	(13)
Accumulated net realized gain (loss)	(20,797,328)
Paid-in capital	180,180,047
Net assets, at value	$ 157,601,231
Class A Net Asset Value, offering and redemption price per share ($154,669,579 ÷ 20,902,471 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 7.40
Class B Net Asset Value, offering and redemption price per share ($2,931,652 ÷ 397,119 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 7.38
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended June 30, 2008 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $4,537)	$ 1,373,570
Interest	7,544
Interest — Cash Management QP Trust	79,797
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	7,912
Total Income	1,468,823
Expenses: Management fee	349,400
Administration fee	89,590
Custodian fee	15,368
Distribution service fee (Class B)	12,086
Services to shareholders	1,296
Record keeping fee (Class B)	3,191
Professional fees	27,767
Trustees' fees and expenses	5,962
Reports to shareholders	27,173
Other	6,976
Total expenses before expense reductions	538,809
Expense reductions	(39,567)
Total expenses after expense reductions	499,242
Net investment income (loss)	969,581
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(8,124,173)
Futures	(653,343)
Foreign currency	(67)
(8,777,583)
Change in net unrealized appreciation (depreciation) on: Investments	(13,469,335)
Futures	(176,976)
Foreign currency	(25)
(13,646,336)
Net gain (loss)	(22,423,919)
Net increase (decrease) in net assets resulting from operations	$ (21,454,338)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2008 (Unaudited)	Year Ended December 31, 2007
Operations: Net investment income (loss)	$ 969,581	$ 3,281,163
Net realized gain (loss)	(8,777,583)	38,689,859
Change in net unrealized appreciation (depreciation)	(13,646,336)	(35,739,490)
Net increase (decrease) in net assets resulting from operations	(21,454,338)	6,231,532
Distributions to shareholders from: Net investment income: Class A	(3,050,163)	(3,254,218)
Class B	(190,157)	(431,057)
Net realized gains: Class A	(35,948,939)	(3,589,531)
Class B	(2,803,004)	(675,883)
Total distributions	(41,992,263)	(7,950,689)
Portfolio share transactions: Class A Proceeds from shares sold	2,470,767	7,943,494
Reinvestment of distributions	38,999,102	6,843,749
Cost of shares redeemed	(22,911,843)	(96,721,167)
Net increase (decrease) in net assets from Class A share transactions	18,558,026	(81,933,924)
Class B Proceeds from shares sold	136,306	1,756,094
Reinvestment of distributions	2,993,161	1,106,940
Cost of shares redeemed	(10,787,972)	(40,893,714)
Net increase (decrease) in net assets from Class B share transactions	(7,658,505)	(38,030,680)
Increase (decrease) in net assets	(52,547,080)	(121,683,761)
Net assets at beginning of period	210,148,311	331,832,072
Net assets at end of period (including undistributed net investment income of $998,444 and $3,269,183, respectively)	$ 157,601,231	$ 210,148,311
Other Information
Class A Shares outstanding at beginning of period	18,082,818	25,561,711
Shares sold	283,825	724,126
Shares issued to shareholders in reinvestment of distributions	5,038,644	621,594
Shares redeemed	(2,502,816)	(8,824,613)
Net increase (decrease) in Class A shares	2,819,653	(7,478,893)
Shares outstanding at end of period	20,902,471	18,082,818
Class B Shares outstanding at beginning of period	1,355,326	4,788,468
Shares sold	14,279	161,143
Shares issued to shareholders in reinvestment of distributions	387,214	100,722
Shares redeemed	(1,359,700)	(3,695,007)
Net increase (decrease) in Class B shares	(958,207)	(3,433,142)
Shares outstanding at end of period	397,119	1,355,326

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 10.81	$ 10.94	$ 9.72	$ 9.29	$ 8.50	$ 6.77
Income (loss) from investment operations: Net investment income (loss)[b]	.05	.13	.13[d]	.10	.12	.07
Net realized and unrealized gain (loss)	(1.12)	.02	1.19	.45	.74	1.74
Total from investment operations	(1.07)	.15	1.32	.55	.86	1.81
Less distributions from: Net investment income	(.18)	(.13)	(.10)	(.12)	(.07)	(.08)
Net realized gains	(2.16)	(.15)	—	—	—	—
Total distributions	(2.34)	(.28)	(.10)	(.12)	(.07)	(.08)
Net asset value, end of period	$ 7.40	$ 10.81	$ 10.94	$ 9.72	$ 9.29	$ 8.50
Total Return (%)	(10.84)c**	1.36[c]	13.63[c,d]	6.07[c]	10.16	26.74
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	155	196	280	294	172	161
Ratio of expenses before expense reductions (%)	.58*	.57	.56	.57	.56	.59
Ratio of expenses after expense reductions (%)	.54*	.56	.54	.54	.56	.59
Ratio of net investment income (loss) (%)	1.10*	1.18	1.24[d]	1.10	1.37	.91
Portfolio turnover rate (%)	67**	310	105	115	33	37
[a] For the six months ended June 30, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.007 per share and an increase in the ratio of net investment income of 0.07%. Excluding this non-recurring income, total return would have been 0.06% lower.
* Annualized ** Not annualized

Class B Years Ended December 31,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 10.77	$ 10.90	$ 9.68	$ 9.25	$ 8.47	$ 6.75
Income (loss) from investment operations: Net investment income (loss)[b]	.03	.09	.09[d]	.07	.09	.05
Net realized and unrealized gain (loss)	(1.11)	.02	1.19	.45	.73	1.73
Total from investment operations	(1.08)	.11	1.28	.52	.82	1.78
Less distributions from: Net investment income	(.15)	(.09)	(.06)	(.09)	(.04)	(.06)
Net realized gains	(2.16)	(.15)	—	—	—	—
Total distributions	(2.31)	(.24)	(.06)	(.09)	(.04)	(.06)
Net asset value, end of period	$ 7.38	$ 10.77	$ 10.90	$ 9.68	$ 9.25	$ 8.47
Total Return (%)	(11.05)c**	1.00[c]	13.28[c,d]	5.73[c]	9.78	26.55
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	15	52	47	33	18
Ratio of expenses before expense reductions (%)	.90*	.95	.94	.95	.89	.85
Ratio of expenses after expense reductions (%)	.86*	.92	.89	.89	.89	.85
Ratio of net investment income (loss) (%)	.78*	.82	.89[d]	.75	1.04	.65
Portfolio turnover rate (%)	67**	310	105	115	33	37
[a] For the six months ended June 30, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.007 per share and an increase in the ratio of net investment income of 0.07%. Excluding this non-recurring income, total return would have been 0.06% lower.
* Annualized ** Not annualized

Performance Summary June 30, 2008

DWS Capital Growth VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The total annual portfolio operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated May 1, 2008 are 0.50% and 0.88% for Class A and Class B shares, respectively. Please see the Information About Your Portfolio's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended June 30, 2008.

Portfolio returns during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Risk Considerations

The Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Please read this Portfolio's prospectus for specific information regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment
[] DWS Capital Growth VIP — Class A [] Russell 1000® Growth Index [] S&P 500® Index

The Russell 1000® Growth Index is an unmanaged, capitalization- weighted index containing those securities in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Standard & Poor's 500® (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns assume the reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended June 30
Comparative Results
DWS Capital Growth VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,407	$9,912	$12,350	$15,321	$12,697
	Average annual total return	-5.93%	-.88%	7.29%	8.91%	2.42%
Russell 1000 Growth Index	Growth of $10,000	$9,094	$9,404	$11,880	$14,239	$10,999
	Average annual total return	-9.06%	-5.96%	5.91%	7.32%	.96%
S&P 500 Index	Growth of $10,000	$8,809	$8,688	$11,381	$14,413	$13,287
	Average annual total return	-11.91%	-13.12%	4.41%	7.58%	2.88%
DWS Capital Growth VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$9,393	$9,879	$12,219	$15,043	$12,298
	Average annual total return	-6.07%	-1.21%	6.91%	8.51%	2.09%
Russell 1000 Growth Index	Growth of $10,000	$9,094	$9,404	$11,880	$14,239	$10,999
	Average annual total return	-9.06%	-5.96%	5.91%	7.32%	.96%
S&P 500 Index	Growth of $10,000	$8,809	$8,688	$11,381	$14,413	$13,287
	Average annual total return	-11.91%	-13.12%	4.41%	7.58%	2.88%

The growth of $10,000 is cumulative.

‡ Total returns shown for periods less than one year are not annualized.

Information About Your Portfolio's Expenses

DWS Capital Growth VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2008 to June 30, 2008).

The tables illustrate your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2008
Actual Portfolio Return	Class A	Class B
Beginning Account Value 1/1/08	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/08	$ 940.70	$ 939.30
Expenses Paid per $1,000*	$ 2.36	$ 3.95
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 1/1/08	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/08	$ 1,022.43	$ 1,020.79
Expenses Paid per $1,000*	$ 2.46	$ 4.12
* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series I — DWS Capital Growth VIP	.49%	.82%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary June 30, 2008

DWS Capital Growth VIP

The first half of 2008 was a period of considerable economic uncertainty and significant turmoil throughout the capital markets. At mid-year 2008, the US economy is experiencing a number of inter-related problems including liquidity issues in financial markets, increased concern about rising prices for energy and food, and rising unemployment.

Essentially all US equity indices posted negative returns for the period ending June 30, 2008. The Russell 3000® Index, which is generally regarded as a good indicator of the broad stock market, had a negative return of -11.05% for the six months ended June 30, 2008. Growth stocks, as measured by the Russell 1000® Growth Index (with a return of -9.06%), performed somewhat better than value stocks, as measured by the Russell 1000® Value Index (with a return of -13.57%). With a return of -5.93% (Class A shares, unadjusted for contract charges), the Portfolio outperformed its benchmarks, the Russell 1000® Growth Index, which returned -9.06%, and the Standard & Poor's 500® (S&P 500) Index, which returned -11.91%. The Portfolio's performance relative to the Russell 1000 Growth Index was helped by both sector allocation decisions and stock selection.

The greatest contributor to performance during the period was stock selection in the health care sector. Holdings that performed especially well were Celgene Corp., Genentech, Inc., Gilead Sciences, Inc. and Baxter International, Inc. The Portfolio's significant overweight in the energy sector continued to be rewarded; energy holdings that performed especially well included EOG Resources, Inc., Devon Energy Corp. and XTO Energy, Inc.1

Relative performance was weakest in consumer staples and industrials sectors. A significant detractor in the consumer staples sector was Dean Foods Co., which was hurt by soaring milk prices. In the industrials sector, the major detractors were overweight positions in Goodrich Corp., General Electric Co. and United Technologies Corp.; however, drops in the prices of these holdings were partially offset by strength in Canadian National Railway Co.

Julie M. Van Cleave, CFA Jack A. Zehner
Lead Portfolio Manager Richard Shepley
Portfolio Managers

The Russell 3000 Index measures the performance of the 3,000 largest US companies based on total market capitalization, which represents approximately 98% of the investable US equity market.

The Russell 1000 Growth Index is an unmanaged, capitalization-weighted index containing those securities in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns assume the reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

1 "Overweight" means the portfolio holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the portfolio holds a lower weighting.

Portfolio management market commentary is as of June 30, 2008, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results.

Portfolio Summary

DWS Capital Growth VIP

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	6/30/08	12/31/07

Common Stocks	98%	98%
Cash Equivalents	2%	2%
	100%	100%
Sector Diversification (As a % of Common Stocks)	6/30/08	12/31/07

Information Technology	22%	24%
Health Care	19%	18%
Energy	16%	14%
Consumer Discretionary	11%	10%
Industrials	10%	11%
Consumer Staples	10%	11%
Materials	6%	4%
Financials	4%	5%
Telecommunication Services	1%	2%
Utilities	1%	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 37. Information concerning portfolio holdings of the Portfolio as of month-end will be posted to www.dws-investments.com on or after the last day of the following month. In addition, the Portfolio's top ten holdings and other information about the Portfolio is posted on www.dws-investments.com as of the calendar quarter-end on or after the 15th day following quarter-end.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio June 30, 2008 (Unaudited)

DWS Capital Growth VIP

	Shares	Value ($)

Common Stocks 98.1%
Consumer Discretionary 10.4%
Automobiles 0.5%
Harley-Davidson, Inc.	138,700	5,029,262
Hotels Restaurants & Leisure 2.2%
Darden Restaurants, Inc.	140,400	4,484,376
McDonald's Corp.	293,900	16,523,058
		21,007,434
Media 0.5%
Omnicom Group, Inc. (a)	106,480	4,778,822
Multiline Retail 2.8%
Kohl's Corp.*	300,100	12,016,004
Target Corp.	300,400	13,965,596
		25,981,600
Specialty Retail 3.9%
Best Buy Co., Inc. (a)	127,100	5,033,160
Dick's Sporting Goods, Inc.*	177,600	3,150,624
GameStop Corp. "A"* (a)	177,600	7,175,040
Lowe's Companies, Inc.	232,400	4,822,300
Staples, Inc.	457,365	10,862,419
Tiffany & Co.	151,200	6,161,400
		37,204,943
Textiles, Apparel & Luxury Goods 0.5%
NIKE, Inc. "B"	72,400	4,315,764
Consumer Staples 9.7%
Beverages 3.7%
Diageo PLC	560,188	10,310,085
PepsiCo, Inc.	386,325	24,566,407
		34,876,492
Food & Staples Retailing 1.5%
Shoppers Drug Mart Corp.	116,300	6,374,431
Walgreen Co.	239,800	7,795,898
		14,170,329
Food Products 2.6%
Dean Foods Co.*	383,318	7,520,699
Groupe Danone	121,692	8,545,275
Kellogg Co.	179,400	8,614,788
		24,680,762
Household Products 1.9%
Colgate-Palmolive Co.	154,040	10,644,164
Procter & Gamble Co.	108,670	6,608,223
		17,252,387
Energy 15.9%
Energy Equipment & Services 8.3%
Baker Hughes, Inc.	215,500	18,821,770
Halliburton Co.	156,600	8,310,762
Noble Corp.	169,000	10,978,240
Schlumberger Ltd.	278,000	29,865,540
Transocean, Inc.*	63,027	9,604,685
		77,580,997
Oil, Gas & Consumable Fuels 7.6%
ConocoPhillips	115,760	10,926,586
	Shares	Value ($)

Devon Energy Corp.	183,300	22,025,328
EOG Resources, Inc.	132,425	17,374,160
XTO Energy, Inc.	311,882	21,367,036
		71,693,110
Financials 3.6%
Capital Markets 1.3%
State Street Corp. (a)	189,970	12,156,180
Diversified Financial Services 0.9%
CME Group, Inc. (a)	22,137	8,482,677
Insurance 1.4%
Aflac, Inc.	207,624	13,038,787
Health Care 18.3%
Biotechnology 5.4%
Celgene Corp.*	162,400	10,372,488
Genentech, Inc.*	197,250	14,971,275
Gilead Sciences, Inc.*	475,120	25,157,604
		50,501,367
Health Care Equipment & Supplies 6.1%
Baxter International, Inc.	318,200	20,345,708
C.R. Bard, Inc. (a)	106,800	9,393,060
Hologic, Inc.*	200,600	4,373,080
Medtronic, Inc.	248,000	12,834,000
Zimmer Holdings, Inc.*	150,240	10,223,832
		57,169,680
Health Care Providers & Services 1.3%
Laboratory Corp. of America Holdings* (a)	116,500	8,111,895
UnitedHealth Group, Inc.	158,585	4,162,856
		12,274,751
Life Sciences Tools & Services 1.1%
Thermo Fisher Scientific, Inc.*	182,800	10,187,444
Pharmaceuticals 4.4%
Abbott Laboratories	208,900	11,065,433
Eli Lilly & Co.	102,200	4,717,552
Johnson & Johnson	404,166	26,004,041
		41,787,026
Industrials 9.9%
Aerospace & Defense 4.1%
Goodrich Corp.	230,400	10,934,784
Honeywell International, Inc.	270,600	13,605,768
United Technologies Corp.	221,300	13,654,210
		38,194,762
Electrical Equipment 1.4%
Emerson Electric Co.	270,600	13,381,170
Industrial Conglomerates 0.9%
General Electric Co.	325,165	8,678,654
Machinery 1.3%
Caterpillar, Inc. (a)	73,400	5,418,388
Parker Hannifin Corp.	92,300	6,582,836
		12,001,224
Road & Rail 2.2%
Canadian National Railway Co. (a)	282,000	13,558,560
	Shares	Value ($)

Norfolk Southern Corp.	113,700	7,125,579
		20,684,139
Information Technology 22.2%
Communications Equipment 3.2%
Cisco Systems, Inc.*	617,820	14,370,493
Nortel Networks Corp.*	230	1,891
QUALCOMM, Inc.	304,900	13,528,413
Research In Motion Ltd.*	20,800	2,431,520
		30,332,317
Computers & Peripherals 6.9%
Apple, Inc.*	149,035	24,954,421
EMC Corp.*	737,415	10,832,626
Hewlett-Packard Co.	264,300	11,684,703
International Business Machines Corp.	148,900	17,649,117
		65,120,867
Electronic Equipment & Instruments 1.1%
Mettler-Toledo International, Inc.* (a)	107,600	10,206,936
Internet Software & Services 1.1%
Google, Inc. "A"*	19,725	10,383,634
IT Services 3.5%
Accenture Ltd. "A"	358,600	14,602,192
Fiserv, Inc.*	151,900	6,891,703
Visa, Inc. "A"*	142,700	11,602,937
		33,096,832
Semiconductors & Semiconductor Equipment 2.5%
Broadcom Corp. "A"* (a)	172,700	4,712,983
Intel Corp.	843,990	18,128,905
		22,841,888
Software 3.9%
Adobe Systems, Inc.*	296,975	11,697,845
Electronic Arts, Inc.* (a)	163,300	7,255,419
Microsoft Corp.	647,380	17,809,424
		36,762,688
	Shares	Value ($)

Materials 6.2%
Chemicals 5.1%
Ecolab, Inc. (a)	219,100	9,419,109
Monsanto Co.	171,000	21,621,240
Praxair, Inc.	178,400	16,812,416
		47,852,765
Metals & Mining 1.1%
Freeport-McMoRan Copper & Gold, Inc. (a)	94,900	11,121,331
Telecommunication Services 1.4%
Diversified Telecommunication Services 0.9%
AT&T, Inc.	242,300	8,163,087
Wireless Telecommunication Services 0.5%
American Tower Corp. "A"*	119,300	5,040,425
Utilities 0.5%
Electric Utilities
Allegheny Energy, Inc.	88,600	4,439,746
Total Common Stocks (Cost $646,412,201)		922,472,279

Securities Lending Collateral 6.7%
Daily Assets Fund Institutional, 2.74% (b) (c) (Cost $63,114,605)	63,114,605	63,114,605

Cash Equivalents 1.9%
Cash Management QP Trust, 2.49% (b) (Cost $17,814,074)	17,814,074	17,814,074
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $727,340,880)+	106.7	1,003,400,958
Other Assets and Liabilities, Net	(6.7)	(63,078,524)
Net Assets	100.0	940,322,434
* Non-income producing security.
+ The cost for federal income tax purposes was $732,493,766. At June 30, 2008, net unrealized appreciation for all securities based on tax cost was $270,907,192. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $312,247,466 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $41,340,274.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at June 30, 2008 amounted to $61,161,901 which is 6.5% of net assets.
(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Represents collateral held in connection with securities lending. Income earned by the Portfolio is net of borrower rebates.

The following is a summary of the inputs used as of June 30, 2008 in valuing the Fund's assets carried at fair value:

Valuation Inputs	Investments in Securities at Value
Level 1 — Quoted Prices	$ 984,545,598
Level 2 — Other Significant Observable Inputs	18,855,360
Level 3 — Significant Unobservable Inputs	—
Total	$ 1,003,400,958

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2008 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $646,412,201), including $61,161,901 of securities loaned	$ 922,472,279
Investment in Daily Assets Fund Institutional (cost $63,114,605)*	63,114,605
Investment in Cash Management QP Trust (cost $17,814,074)	17,814,074
Total investments, at value (cost $727,340,880)	1,003,400,958
Cash	64,547
Foreign currency, at value (cost $366,116)	371,632
Dividends receivable	552,629
Interest receivable	5,358
Receivable for Portfolio shares sold	88,671
Foreign taxes recoverable	66,954
Due from Advisor	268
Other assets	18,329
Total assets	1,004,569,346
Liabilities
Payable for Portfolio shares redeemed	611,542
Payable upon return of securities loaned	63,114,605
Accrued management fee	273,409
Accrued distribution service fee (Class B)	2,729
Other accrued expenses and payables	244,627
Total liabilities	64,246,912
Net assets, at value	$ 940,322,434
Net Assets Consist of
Undistributed net investment income	3,791,367
Net unrealized appreciation (depreciation) on: Investments	276,060,078
Foreign currency	13,668
Accumulated net realized gain (loss)	(255,781,980)
Paid-in capital	916,239,301
Net assets, at value	$ 940,322,434
Class A Net Asset Value, offering and redemption price per share ($924,658,358 ÷ 48,627,783 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 19.02
Class B Net Asset Value, offering and redemption price per share ($15,664,076 ÷ 825,724 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 18.97
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended June 30, 2008 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $59,071)	$ 5,571,036
Interest — Cash Management QP Trust	247,842
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	181,275
Total Income	6,000,153
Expenses: Management fee	1,826,968
Administration fee	492,293
Custodian fee	37,035
Distribution service fee (Class B)	20,881
Services to shareholders	1,334
Record keeping fee (Class B)	8,018
Professional fees	34,698
Trustees' fees and expenses	24,647
Reports to shareholders	37,708
Other	14,039
Total expenses before expense reductions	2,497,621
Expense reductions	(50,956)
Total expenses after expense reductions	2,446,665
Net investment income (loss)	3,553,488
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	26,600,620
Foreign currency	(5,449)
26,595,171
Change in net unrealized appreciation (depreciation) on: Investments	(93,323,298)
Foreign currency	10,220
(93,313,078)
Net gain (loss)	(66,717,907)
Net increase (decrease) in net assets resulting from operations	$ (63,164,419)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2008 (Unaudited)	Year Ended December 31, 2007
Operations: Net investment income (loss)	$ 3,553,488	$ 9,712,813
Net realized gain (loss)	26,595,171	108,270,953
Change in net unrealized appreciation (depreciation)	(93,313,078)	19,841,624
Net increase (decrease) in net assets resulting from operations	(63,164,419)	137,825,390
Distributions to shareholders from: Net investment income: Class A	(9,355,147)	(6,887,657)
Class B	(96,190)	(258,683)
Total distributions	(9,451,337)	(7,146,340)
Portfolio share transactions: Class A Proceeds from shares sold	12,349,570	22,292,590
Reinvestment of distributions	9,355,147	6,887,657
Cost of shares redeemed	(83,904,624)	(225,450,131)
Net increase (decrease) in net assets from Class A share transactions	(62,199,907)	(196,269,884)
Class B Proceeds from shares sold	418,286	1,548,433
Reinvestment of distributions	96,190	258,683
Cost of shares redeemed	(2,351,894)	(97,598,529)
Net increase (decrease) in net assets from Class B share transactions	(1,837,418)	(95,791,413)
Increase (decrease) in net assets	(136,653,081)	(161,382,247)
Net assets at beginning of period	1,076,975,515	1,238,357,762
Net assets at end of period (including undistributed net investment income of $3,791,367 and $9,689,216, respectively)	$ 940,322,434	$ 1,076,975,515
Other Information
Class A Shares outstanding at beginning of period	51,857,448	62,005,444
Shares sold	628,125	1,165,102
Shares issued to shareholders in reinvestment of distributions	468,930	362,508
Shares redeemed	(4,326,720)	(11,675,606)
Net increase (decrease) in Class A shares	(3,229,665)	(10,147,996)
Shares outstanding at end of period	48,627,783	51,857,448
Class B Shares outstanding at beginning of period	920,834	5,921,673
Shares sold	21,540	80,681
Shares issued to shareholders in reinvestment of distributions	4,831	13,644
Shares redeemed	(121,481)	(5,095,164)
Net increase (decrease) in Class B shares	(95,110)	(5,000,839)
Shares outstanding at end of period	825,724	920,834

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 20.41	$18.24	$ 16.90	$ 15.67	$ 14.59	$ 11.54
Income (loss) from investment operations: Net investment income (loss)[b]	.07	.17[e]	.13[d]	.10	.14	.08
Net realized and unrealized gain (loss)	(1.27)	2.12	1.31	1.29	1.02	3.03
Total from investment operations	(1.20)	2.29	1.44	1.39	1.16	3.11
Less distributions from: Net investment income	(.19)	(.12)	(.10)	(.16)	(.08)	(.06)
Net asset value, end of period	$ 19.02	$ 20.41	$ 18.24	$ 16.90	$ 15.67	$ 14.59
Total Return (%)	(5.93)c**	12.59[c]	8.53[c,d]	8.96[c]	7.99	26.89
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	925	1,058	1,131	1,031	698	705
Ratio of expenses before expense reductions (%)	.50*	.53	.52	.50	.50	.51
Ratio of expenses after expense reductions (%)	.49*	.52	.49	.49	.50	.51
Ratio of net investment income (loss) (%)	.73*	.86[e]	.73[d]	.61	.98	.61
Portfolio turnover rate (%)	10**	30	16	17	15	13
[a] For the six months ended June 30, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.007 per share and an increase in the ratio of net investment income of 0.04%. Excluding this non-recurring income, total return would have been 0.03% lower.
[e] Net investment income per share and ratio of net investment income include non-recurring dividend income amounting to $0.03 per share and 0.17% of average daily net assets, respectively.
* Annualized ** Not annualized

Class B Years Ended December 31,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 20.31	$ 18.15	$ 16.81	$ 15.59	$ 14.52	$ 11.49
Income (loss) from investment operations: Net investment income (loss)[b]	.04	.09[e]	.06[d]	.04	.09	.03
Net realized and unrealized gain (loss)	(1.27)	2.12	1.31	1.28	1.01	3.02
Total from investment operations	(1.23)	2.21	1.37	1.32	1.10	3.05
Less distributions from: Net investment income	(.11)	(.05)	(.03)	(.10)	(.03)	(.02)
Net asset value, end of period	$ 18.97	$ 20.31	$ 18.15	$ 16.81	$ 15.59	$ 14.52
Total Return (%)	(6.07)c**	12.18[c]	8.17[c,d]	8.51[c]	7.56	26.51
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	16	19	107	73	23	15
Ratio of expenses before expense reductions (%)	.85*	.94	.91	.89	.88	.87
Ratio of expenses after expense reductions (%)	.82*	.90	.86	.86	.88	.87
Ratio of net investment income (loss) (%)	.40*	.48[e]	.36[d]	.24	.60	.25
Portfolio turnover rate (%)	10**	30	16	17	15	13
[a] For the six months ended June 30, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.007 per share and an increase in the ratio of net investment income of 0.04%. Excluding this non-recurring income, total return would have been 0.03% lower.
[e] Net investment income per share and ratio of net investment income include non-recurring dividend income amounting to $0.03 per share and 0.17% of average daily net assets, respectively.
* Annualized ** Not annualized

Performance Summary June 30, 2008

DWS Global Opportunities VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The total annual portfolio operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated May 1, 2008 are 1.10% and 1.46% for Class A and Class B shares, respectively. Please see the Information About Your Portfolio's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended June 30, 2008.

Portfolio returns during all periods shown reflect a fee waiver and/or reimbursement. Without this waiver/reimbursement, returns would have been lower.

Risk Considerations

This Portfolio is subject to stock market risk. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes and market risks. Additionally, stocks of small-sized companies involve greater risk as they often have limited product lines, markets, or financial resources and may be sensitive to erratic and abrupt market movements more so than securities of larger, more-established companies. All of these factors may result in greater share price volatility. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment
[] DWS Global Opportunities VIP — Class A [] S&P®/Citigroup Extended Market Index-World

The S&P®/Citigroup Extended Market Index-World, is an unmanaged index of small-capitalization stocks within 26 countries around the globe.

Index returns assume the reinvestment of dividends net of withholding tax and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended June 30
Comparative Results
DWS Global Opportunities VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$8,883	$8,907	$13,402	$21,772	$24,397
	Average annual total return	-11.17%	-10.93%	10.25%	16.84%	9.33%
S&P/Citigroup Extended Market Index-World	Growth of $10,000	$9,133	$8,659	$13,377	$21,378	$23,316
	Average annual total return	-8.67%	-13.41%	10.19%	16.41%	8.83%
DWS Global Opportunities VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$8,873	$8,878	$13,313	$21,534	$23,846
	Average annual total return	-11.27%	-11.22%	10.01%	16.58%	9.08%
S&P/Citigroup Extended Market Index-World	Growth of $10,000	$9,133	$8,659	$13,377	$21,378	$23,316
	Average annual total return	-8.67%	-13.41%	10.19%	16.41%	8.83%

The growth of $10,000 is cumulative.

‡ Total returns shown for periods less than one year are not annualized.

Information About Your Portfolio's Expenses

DWS Global Opportunities VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2008 to June 30, 2008).

The tables illustrate your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2008
Actual Portfolio Return	Class A	Class B
Beginning Account Value 1/1/08	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/08	$ 888.30	$ 887.30
Expenses Paid per $1,000*	$ 4.65	$ 6.10
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 1/1/08	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/08	$ 1,019.94	$ 1,018.40
Expenses Paid per $1,000*	$ 4.97	$ 6.52
* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series I — DWS Global Opportunities VIP	.99%	1.30%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary June 30, 2008

DWS Global Opportunities VIP

Although global small-cap stocks produced a negative absolute return during the first half of 2008, a lower exposure to the troubled financial sector enabled the asset class to outpace the return of large-caps. DWS Global Opportunities VIP's Class A shares (unadjusted for contract charges) returned -11.17% and lagged the -8.67% return of the S&P/Citigroup Extended Market Index — World.

The leading causes for the portfolio's underperformance were its positions in the emerging markets, particularly two China-related holdings: Synear Food Holdings Ltd. and Kingboard Chemical Holdings Ltd. Also weighing on returns was the underperformance of the portfolio's holdings in the consumer staples sector. On the plus side, stock selection was favorable in the consumer discretionary sector, the worst performing group within small-caps. Performance was also helped by overweight positions in energy and health care.1

The market volatility of the past six months made it a challenging time to be invested in small company stocks. Nevertheless, we look at volatility as an opportunity to both lock in profits in our top performers and buy what we feel are inexpensive shares of companies we want to own for the long term. We believe these buy and sell decisions, taken together, have helped us construct a portfolio that is well balanced between steady growers on one hand, and faster growing, more aggressive companies on the other. This provides both an element of defensiveness in case global economic growth continues to slow, and enough growth exposure to help the portfolio to keep pace if stocks rally in the second half. Most important, both segments of the portfolio are populated with what we believe are fundamentally sound, quality growth companies identified by our bottom-up research efforts.

Joseph Axtell, CFA Terrence S. Gray, CFA
Lead Portfolio Manager Portfolio Manager

The S&P/Citigroup Extended Market Index — World is an unmanaged index of small-capitalization stocks within 26 countries around the globe.

Index returns assume the reinvestment of dividends net of withholding tax and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

1 "Overweight" means the portfolio holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the portfolio holds a lower weighting.

Portfolio management market commentary is as of June 30, 2008, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results.

Portfolio Summary

DWS Global Opportunities VIP

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	6/30/08	12/31/07

Common Stocks	99%	98%
Cash Equivalents	1%	2%
	100%	100%
Geographical Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	6/30/08	12/31/07

Continental Europe	37%	38%
United States	33%	31%
United Kingdom	10%	9%
Pacific Basin	8%	10%
Japan	6%	6%
Canada	3%	2%
Latin America	1%	1%
Australia	1%	2%
Other	1%	1%
	100%	100%
Sector Diversification (As a % of Common Stocks)	6/30/08	12/31/07

Industrials	18%	16%
Financials	17%	21%
Information Technology	17%	18%
Health Care	16%	16%
Energy	16%	10%
Consumer Discretionary	10%	10%
Utilities	3%	4%
Consumer Staples	3%	3%
Materials	—	1%
Telecommunication Services	—	1%
	100%	100%

Asset allocation, geographical diversification and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 47. Information concerning portfolio holdings of the Portfolio as of month-end will be posted to www.dws-investments.com on or after the last day of the following month. In addition, the Portfolio's top ten holdings and other information about the Portfolio is posted on www.dws-investments.com as of the calendar quarter-end on or after the 15th day following quarter-end.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio June 30, 2008 (Unaudited)

DWS Global Opportunities VIP

	Shares	Value ($)

Common Stocks 98.7%
Australia 0.5%
Babcock & Brown Ltd. (a) (Cost $2,675,146)	196,233	1,405,541
Austria 0.6%
Wienerberger AG (Cost $1,840,072)	35,439	1,485,508
Bahrain 1.1%
Gulf Finance House EC (GDR), 144A (Cost $1,582,698)	69,623	2,732,703
Belgium 0.6%
Hansen Transmissions International NV* (Cost $1,094,124)	308,511	1,648,802
Bermuda 0.8%
Orient-Express Hotels Ltd. "A" (Cost $1,713,712)	46,700	2,028,648
Brazil 0.7%
Diagnosticos da America SA (Cost $1,664,080)	73,200	1,885,821
Canada 2.7%
CAE, Inc.	161,000	1,818,888
Certicom Corp.*	301,900	515,157
Flint Energy Services Ltd.*	40,700	984,272
OPTI Canada, Inc.*	78,000	1,766,990
SunOpta, Inc.*	344,800	1,789,512
(Cost $8,931,812)		6,874,819
China 0.9%
Synear Food Holdings Ltd.	1,406,000	447,224
VanceInfo Technologies, Inc. (ADR)*	105,600	889,152
WuXi PharmaTech Cayman, Inc. (ADR)* (a)	53,100	1,077,930
(Cost $4,114,636)		2,414,306
Cyprus 0.3%
Prosafe Production Public Ltd.* (Cost $858,656)	119,823	694,019
France 2.4%
Financiere Marc de Lacharriere SA (a)	24,110	1,676,279
Flamel Technologies SA (ADR)* (a)	206,000	2,062,060
JC Decaux SA (a)	93,481	2,380,310
(Cost $6,809,792)		6,118,649
Germany 13.9%
Fresenius Medical Care AG & Co. KGaA	165,107	9,091,604
Grenkeleasing AG	38,617	1,280,062
Hypo Real Estate Holding AG (a)	25,016	700,945
M.A.X. Automation AG (a)	318,781	2,157,922
QSC AG* (a)	249,212	794,145
Rational AG (a)	11,684	2,355,891
SGL Carbon AG	29,000	2,029,417
Software AG	27,504	1,665,064
Stada Arzneimittel AG (a)	92,234	6,603,403
Tognum AG	49,920	1,338,514
United Internet AG (Registered) (a)	269,643	5,308,359
Wincor Nixdorf AG	35,934	2,494,818
(Cost $18,061,993)		35,820,144
	Shares	Value ($)

Greece 4.0%
Coca-Cola Hellenic Bottling Co. SA	112,000	3,039,299
Hellenic Exchanges SA	95,700	1,195,290
Piraeus Bank SA	197,075	5,353,740
Titan Cement Co. SA	18,700	738,268
(Cost $5,914,916)		10,326,597
Hong Kong 4.8%
Dalian Port (PDA) Co., Ltd. "H"*	2,290,000	1,284,997
K Wah International Holdings Ltd.	2,970,000	1,226,108
Kingboard Chemical Holdings Ltd.	886,140	4,084,245
Midland Holdings Ltd.	1,772,357	1,097,156
Wing Hang Bank Ltd.	351,700	4,655,802
(Cost $6,315,465)		12,348,308
Ireland 5.2%
Anglo Irish Bank Corp. PLC	269,547	2,500,383
C&C Group PLC (b)	155,973	851,126
C&C Group PLC (b)	2,146	11,861
FBD Holdings PLC	29,800	794,566
ICON PLC (ADR)*	45,800	3,458,816
Kingspan Group PLC	103,407	1,000,245
Paddy Power PLC	105,236	3,302,002
Ryanair Holdings PLC* (b)	2,200	9,579
Ryanair Holdings PLC* (b)	317,328	1,395,429
(Cost $8,419,656)		13,324,007
Italy 1.4%
Lottomatica SpA	37,485	1,117,023
Prysmian SpA	99,500	2,512,900
(Cost $3,818,794)		3,629,923
Japan 5.9%
AEON Credit Services Co., Ltd.	85,800	1,072,803
AEON Mall Co., Ltd.	134,000	3,950,444
JAFCO Co., Ltd.	20,700	706,044
KITZ Corp. (a)	160,000	816,447
Matsui Securities Co., Ltd. (a)	154,200	924,706
Mitsubishi UFJ Lease & Finance Co., Ltd.	38,530	1,665,624
Nidec Corp.	20,500	1,362,319
Park24 Co., Ltd. (a)	203,000	1,228,329
Sumitomo Realty & Development Co., Ltd.	174,000	3,447,188
(Cost $13,044,572)		15,173,904
Netherlands 4.9%
Arcadis NV	68,883	1,557,696
Chicago Bridge & Iron Co. NV (New York Shares)	29,100	1,158,762
QIAGEN NV* (a)	176,900	3,574,569
SBM Offshore NV (a)	174,845	6,441,199
(Cost $7,690,913)		12,732,226
Norway 0.5%
ProSafe SE (Cost $1,104,367)	119,823	1,184,747
Spain 0.9%
Tecnicas Reunidas SA (Cost $1,675,242)	27,292	2,276,366
Sweden 0.7%
Brostrom AB "B" (a)	136,400	971,204
Eniro AB (a)	135,334	488,307
	Shares	Value ($)

Micronic Laser Systems AB* (a)	120,100	480,513
(Cost $3,104,710)		1,940,024
Switzerland 1.1%
Advanced Digital Broadcast Holdings SA (ADB Group) (Registered)*	16,061	471,521
Partners Group Holding AG	17,500	2,411,178
(Cost $1,753,397)		2,882,699
Taiwan 1.6%
Powerchip Semiconductor Corp.	2,582,339	730,041
Siliconware Precision Industries Co.	2,270,778	3,329,987
(Cost $2,685,785)		4,060,028
Thailand 0.7%
Bangkok Bank PCL (Foreign Registered) (Cost $1,211,675)	487,500	1,741,683
United Kingdom 9.6%
Aegis Group PLC	461,136	988,313
ARM Holdings PLC	1,242,362	2,092,938
Ashmore Group PLC	574,770	2,461,494
BlueBay Asset Management PLC (Unit) (a)	255,991	1,143,855
John Wood Group PLC	236,959	2,330,041
Kofax PLC	336,646	1,271,626
Lamprell PLC	341,074	3,891,279
Michael Page International PLC	413,420	1,920,785
Serco Group PLC	543,319	4,821,762
Taylor Nelson Sofres PLC	338,598	1,563,869
Xchanging Ltd.	448,726	2,185,802
(Cost $21,043,497)		24,671,764
United States 32.9%
Advance Auto Parts, Inc.	58,550	2,273,497
Aecom Technology Corp.*	81,268	2,643,648
Aeropostale, Inc.*	100,700	3,154,931
Akamai Technologies, Inc.*	54,100	1,882,139
Allegheny Energy, Inc.	164,900	8,263,139
AMERIGROUP Corp.*	81,600	1,697,280
BE Aerospace, Inc.*	65,700	1,530,153
Carter's, Inc.*	82,100	1,134,622
Cogent, Inc.*	93,900	1,067,643
Diamond Foods, Inc.	58,300	1,343,232
Dresser-Rand Group, Inc.*	83,100	3,249,210
EMS Technologies, Inc.*	48,900	1,067,976
	Shares	Value ($)

Euronet Worldwide, Inc.* (a)	83,700	1,414,530
Foundation Coal Holdings, Inc.	45,100	3,994,958
FTI Consulting, Inc.*	65,050	4,453,323
Gentex Corp.	74,400	1,074,336
Harman International Industries, Inc.	27,200	1,125,808
Invitrogen Corp.*	46,600	1,829,516
Itron, Inc.* (a)	52,100	5,124,035
Joy Global, Inc.	66,475	5,040,799
Lam Research Corp.*	26,600	961,590
Metabolix, Inc.* (a)	44,600	437,080
Mueller Water Products, Inc. "A"	82,600	666,582
Mylan, Inc. (a)	108,400	1,308,388
NeuStar, Inc. "A"*	61,900	1,334,564
NxStage Medical, Inc.* (a)	184,400	708,096
Owens & Minor, Inc.	59,500	2,718,555
Perficient, Inc.* (a)	77,900	752,514
Phillips-Van Heusen Corp.	30,200	1,105,924
Rowan Companies, Inc.	44,400	2,075,700
Schawk, Inc.	82,400	987,976
Somanetics Corp.* (a)	79,800	1,691,760
TETRA Technologies, Inc.*	122,800	2,911,588
Thoratec Corp.*	136,200	2,368,518
THQ, Inc.*	127,300	2,579,098
Ultra Petroleum Corp.*	91,300	8,965,660
(Cost $57,398,440)		84,938,368
Total Common Stocks (Cost $184,528,150)		254,339,604

Securities Lending Collateral 18.4%
Daily Assets Fund Institutional, 2.74% (c) (d) (Cost $47,444,770)	47,444,770	47,444,770

Cash Equivalents 0.9%
Cash Management QP Trust, 2.49% (c) (Cost $2,415,566)	2,415,566	2,415,566
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $234,388,486)+	118.0	304,199,940
Other Assets and Liabilities, Net (a)	(18.0)	(46,385,622)
Net Assets	100.0	257,814,318
* Non-income producing security.
+ The cost for federal income tax purposes was $240,383,981. At June 30, 2008, net unrealized appreciation for all securities based on tax cost was $63,815,959. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $99,516,429 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $35,700,470.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements) amounting to $45,057,840. In addition, included in other assets and liabilities are pending sales, amounting to $139,652, that are also on loan. The value of all securities loaned at June 30, 2008 amounted to $45,197,492 which is 17.5% of net assets.
(b) Securities with the same description are the same corporate entity but trade on different stock exchanges.
(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(d) Represents collateral held in connection with securities lending. Income earned by the Portfolio is net of borrower rebates.

ADR: American Depositary Receipt

GDR: Global Depositary Receipt

The following is a summary of the inputs used as of June 30, 2008 in valuing the Fund's assets carried at fair value:

Valuation Inputs	Investments in Securities at Value
Level 1 — Quoted Prices	$ 154,234,712
Level 2 — Other Significant Observable Inputs	149,965,228
Level 3 — Significant Unobservable Inputs	—
Total	$ 304,199,940

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2008 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $184,528,150), including $45,057,840 of securities loaned	$ 254,339,604
Investment in Daily Assets Fund Institutional (cost $47,444,770)*	47,444,770
Investment in Cash Management QP Trust (cost $2,415,566)	2,415,566
Total investments, at value (cost $234,388,486)	304,199,940
Cash	22
Foreign currency, at value (cost $175,787)	176,062
Receivable for investments sold	1,094,559
Dividends receivable	219,662
Interest receivable	79,598
Receivable for Portfolio shares sold	28,796
Foreign taxes recoverable	81,344
Due from Advisor	204
Other assets	3,876
Total assets	305,884,063
Liabilities
Payable for Portfolio shares redeemed	249,916
Payable upon return of securities loaned	47,444,770
Accrued management fee	204,370
Accrued distribution service fee (Class B)	2,177
Other accrued expenses and payables	168,512
Total liabilities	48,069,745
Net assets, at value	$ 257,814,318
Net Assets Consist of
Accumulated distributions in excess of net investment income	(2,279,041)
Net unrealized appreciation (depreciation) on: Investments	69,811,454
Foreign currency	20,174
Accumulated net realized gain (loss)	8,791,673
Paid-in capital	181,470,058
Net assets, at value	$ 257,814,318
Class A Net Asset Value, offering and redemption price per share ($247,764,553 ÷ 17,908,854 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 13.83
Class B Net Asset Value, offering and redemption price per share ($10,049,765 ÷ 737,531 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 13.63
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended June 30, 2008 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $230,658)	$ 4,145,717
Interest	1,494
Interest — Cash Management QP Trust	76,808
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	353,882
Total Income	4,577,901
Expenses: Management fee	1,225,065
Administration fee	137,648
Custodian fee	83,911
Distribution service fee (Class B)	13,283
Services to shareholders	567
Record keeping fee (Class B)	3,177
Professional fees	32,431
Trustees' fees and expenses	7,264
Reports to shareholders	4,275
Other	1,285
Total expenses before expense reductions	1,508,906
Expense reductions	(129,410)
Total expenses after expense reductions	1,379,496
Net investment income (loss)	3,198,405
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	9,370,305
Foreign currency	25,779
9,396,084
Change in net unrealized appreciation (depreciation) on: Investments	(47,839,704)
Foreign currency	2,529
(47,837,175)
Net gain (loss)	(38,441,091)
Net increase (decrease) in net assets resulting from operations	$ (35,242,686)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2008 (Unaudited)	Year Ended December 31, 2007
Operations: Net investment income (loss)	$ 3,198,405	$ 1,523,675
Net realized gain (loss)	9,396,084	41,714,536
Change in net unrealized appreciation (depreciation)	(47,837,175)	(9,538,525)
Net increase (decrease) in net assets resulting from operations	(35,242,686)	33,699,686
Distributions to shareholders from: Net investment income: Class A	(606,759)	(4,162,201)
Class B	—	(385,143)
Net realized gains: Class A	(38,799,742)	(23,747,876)
Class B	(1,584,503)	(2,659,501)
Total distributions	(40,991,004)	(30,954,721)
Portfolio share transactions: Class A Proceeds from shares sold	5,396,414	25,551,412
Reinvestment of distributions	39,406,501	27,910,077
Cost of shares redeemed	(34,079,920)	(76,124,259)
Net increase (decrease) in net assets from Class A share transactions	10,722,995	(22,662,770)
Class B Proceeds from shares sold	598,165	2,661,166
Reinvestment of distributions	1,584,503	3,044,644
Cost of shares redeemed	(1,354,419)	(30,666,540)
Net increase (decrease) in net assets from Class B share transactions	828,249	(24,960,730)
Increase (decrease) in net assets	(64,682,446)	(44,878,535)
Net assets at beginning of period	322,496,764	367,375,299
Net assets at end of period (including accumulated distributions in excess of net investment income of $2,279,041 and $4,870,687, respectively)	$ 257,814,318	$ 322,496,764
Other Information
Class A Shares outstanding at beginning of period	16,980,253	18,234,839
Shares sold	346,044	1,377,801
Shares issued to shareholders in reinvestment of distributions	2,730,873	1,512,741
Shares redeemed	(2,148,316)	(4,145,128)
Net increase (decrease) in Class A shares	928,601	(1,254,586)
Shares outstanding at end of period	17,908,854	16,980,253
Class B Shares outstanding at beginning of period	673,793	2,034,192
Shares sold	38,171	144,813
Shares issued to shareholders in reinvestment of distributions	111,428	167,013
Shares redeemed	(85,861)	(1,672,225)
Net increase (decrease) in Class B shares	63,738	(1,360,399)
Shares outstanding at end of period	737,531	673,793

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 18.28	$ 18.15	$ 15.00	$ 12.77	$ 10.38	$ 6.97
Income (loss) from investment operations: Net investment income (loss)[b]	.18[f]	.08[e]	.03[d]	.04	.01	.02
Net realized and unrealized gain (loss)	(2.12)	1.61	3.28	2.27	2.41	3.40
Total from investment operations	(1.94)	1.69	3.31	2.31	2.42	3.42
Less distributions from: Net investment income	(.04)	(.23)	(.16)	(.08)	(.03)	(.01)
Net realized gains	(2.47)	(1.33)	—	—	—	—
Total distributions	(2.51)	(1.56)	(.16)	(.08)	(.03)	(.01)
Net asset value, end of period	$ 13.83	$ 18.28	$ 18.15	$ 15.00	$ 12.77	$ 10.38
Total Return (%)	(11.17)c**	9.33[c]	22.08[d]	18.19	23.35	49.09
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	248	310	331	285	232	183
Ratio of expenses before expense reductions (%)	1.08*	1.14	1.12	1.17	1.18	1.18
Ratio of expenses after expense reductions (%)	.99*	1.12	1.12	1.17	1.18	1.18
Ratio of net investment income (loss) (%)	1.16f**	.45[e]	.16[d]	.32	.09	.28
Portfolio turnover rate (%)	9**	19	28	30	24	41
[a] For the six months ended June 30, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.002 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.01% lower.
[e] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.02 per share and 0.09% of average daily net assets, respectively.
[f] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.05 per share and 0.31% of average daily net assets, respectively.
* Annualized ** Not annualized

Class B Years Ended December 31,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 18.03	$ 17.93	$ 14.84	$ 12.62	$ 10.25	$ 6.89
Income (loss) from investment operations: Net investment income (loss)[b]	.16[g]	.01[f]	(.00)[c,e]	.03	(.01)	.00[c]
Net realized and unrealized gain (loss)	(2.09)	1.61	3.24	2.24	2.38	3.36
Total from investment operations	(1.93)	1.62	3.24	2.27	2.37	3.36
Less distributions from: Net investment income	—	(.19)	(.15)	(.05)	—	—
Net realized gains	(2.47)	(1.33)	—	—	—	—
Total distributions	(2.47)	(1.52)	(.15)	(.05)	—	—
Net asset value, end of period	$ 13.63	$ 18.03	$ 17.93	$ 14.84	$ 12.62	$ 10.25
Total Return (%)	(11.27)d**	8.92[d]	21.88[d,e]	18.06[d]	23.12[d]	48.77
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	10	12	37	33	24	13
Ratio of expenses before expense reductions (%)	1.40*	1.53	1.51	1.54	1.52	1.43
Ratio of expenses after expense reductions (%)	1.30*	1.50	1.31	1.24	1.39	1.43
Ratio of net investment income (loss) (%)	1.01g**	.07[f]	(.03)[e]	.25	(.12)	.03
Portfolio turnover rate (%)	9**	19	28	30	24	41
[a] For the six months ended June 30, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Amount is less than $.005.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.002 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.01% lower.
[f] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.02 per share and 0.09% of average daily net assets, respectively.
[g] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.05 per share and 0.31% of average daily net assets, respectively.
* Annualized ** Not annualized

Performance Summary June 30, 2008

DWS International VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The total annual portfolio operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated May 1, 2008 are 0.94% and 1.19% for Class A and Class B shares, respectively. Please see the Information About Your Portfolio's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended June 30, 2008.

Returns for all periods shown for Class B shares reflect a fee waiver and/or reimbursement. Without this waiver/reimbursement, returns would have been lower.

Risk Considerations

This Portfolio is subject to stock market risk. Investing in foreign securities presents certain risks, such as currency fluctuation, political and economic changes and market risks. This may result in greater share price volatility. Derivatives may be more volatile and less liquid than traditional securities, and the Portfolio could suffer losses on an underlying Portfolio's derivative position. Investing in securities of emerging markets presents certain risks, such as currency fluctuation, political and economic changes and market risks. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment
[] DWS International VIP — Class A [] MSCI EAFE® Index

The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE®) Index is an unmanaged index that tracks international stock performance in the 21 developed markets in Europe, Australasia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.

Index returns assume the reinvestment of dividends net of withholding tax and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended June 30
Comparative Results
DWS International VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,309	$9,683	$15,636	$21,988	$15,572
	Average annual total return	-6.91%	-3.17%	16.07%	17.07%	4.53%
MSCI EAFE® Index	Growth of $10,000	$8,904	$8,939	$14,367	$21,615	$17,625
	Average annual total return	-10.96%	-10.61%	12.84%	16.67%	5.83%
DWS International VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$9,288	$9,642	$15,471	$21,633	$15,174
	Average annual total return	-7.12%	-3.58%	15.66%	16.69%	4.26%
MSCI EAFE® Index	Growth of $10,000	$8,904	$8,939	$14,367	$21,615	$17,625
	Average annual total return	-10.96%	-10.61%	12.84%	16.67%	5.83%

The growth of $10,000 is cumulative.

‡ Total returns shown for periods less than one year are not annualized.

Information About Your Portfolio's Expenses

DWS International VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class B shares of the Portfolio limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2008 to June 30, 2008).

The tables illustrate your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2008
Actual Portfolio Return	Class A	Class B
Beginning Account Value 1/1/08	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/08	$ 930.90	$ 928.80
Expenses Paid per $1,000*	$ 4.61	$ 6.23
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 1/1/08	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/08	$ 1,020.09	$ 1,018.40
Expenses Paid per $1,000*	$ 4.82	$ 6.52
* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series I — DWS International VIP	.96%	1.30%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary June 30, 2008

DWS International VIP

The MSCI EAFE Index (the Portfolio's benchmark) returned -10.96% during the first six months of 2008, a time in which rising oil prices and slower economic growth resulted in pressure on corporate profit margins and persistent downward revisions to analysts' earnings estimates. While Class A shares of the Portfolio produced a total return of -6.91% (unadjusted for contract charges), this represented solid outperformance relative to the benchmark. We believe an important factor in the Portfolio's outperformance was its focus on companies that can perform well independent of broader economic cycles. We look for companies with competitive advantages, superior pricing power, and strong long-term earnings growth. At a time of slowing economic activity and declining profit margins, companies with favorable independent growth prospects and the ability to raise prices have been rewarded.

The Portfolio generated the best performance in the materials sector, where Potash Corp. of Saskatchewan, Inc. (Canada), Uralkali (Russia), and Xstrata PLC (Switzerland) all performed exceptionally well. The energy and industrials sectors were also sources of outperformance. On the negative side, an underweight in Japan weighed on performance relative to the benchmark.1 Additionally, the Portfolio's holdings in the communications services sector lagged due in part to the poor returns of China Mobile Ltd. and Bharti Airtel Ltd. (India).

While our overall outlook remains cautious, we believe the international markets offer a wealth of opportunities for those, such as us, who focus on individual stock selection. We believe broader market turbulence provides an excellent environment in which to find the type of undervalued, fundamentally sound companies in which we seek to invest.

Matthias Knerr, CFA
Chris LaJaunie, CFA
Portfolio Managers

The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE®) Index is an unmanaged index that tracks international stock performance in the 21 developed markets in Europe, Australasia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.

Index returns assume the reinvestment of dividends net of withholding tax and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

1 "Overweight" means the portfolio holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the portfolio holds a lower weighting.

Portfolio management market commentary is as of June 30, 2008, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results.

Portfolio Summary

DWS International VIP

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	6/30/08	12/31/07

Common Stocks	94%	98%
Exchange Traded Funds	3%	—
Participatory Notes	1%	—
Cash Equivalents	1%	—
Preferred Stocks	1%	2%
	100%	100%
Geographical Diversification (As a % of Common, Preferred Stocks and Participatory Notes)	6/30/08	12/31/07

Continental Europe	46%	53%
United Kingdom	17%	15%
Japan	12%	14%
Pacific Basin	8%	7%
Latin America	7%	3%
Australia	3%	3%
Middle East	3%	3%
Other	4%	2%
	100%	100%
Sector Diversification (As a % of Common, Preferred Stocks and Participatory Notes)	6/30/08	12/31/07

Financials	21%	22%
Energy	16%	5%
Industrials	12%	17%
Health Care	10%	6%
Materials	9%	10%
Consumer Discretionary	7%	14%
Telecommunication Services	7%	9%
Information Technology	7%	5%
Consumer Staples	6%	7%
Utilities	5%	5%
	100%	100%

Asset allocation, geographical diversification and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 58. Information concerning portfolio holdings of the Portfolio as of month-end will be posted to www.dws-investments.com on or after the last day of the following month. In addition, the Portfolio's top ten holdings and other information about the Portfolio is posted on www.dws-investments.com as of the calendar quarter-end on or after the 15th day following quarter-end.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio June 30, 2008 (Unaudited)

DWS International VIP

	Shares	Value ($)

Common Stocks 94.9%
Australia 2.7%
Leighton Holdings Ltd. (a)	216,300	10,424,573
QBE Insurance Group Ltd.	262,600	5,576,674
(Cost $14,409,245)		16,001,247
Austria 0.8%
Erste Bank der oesterreichischen Sparkassen AG (a) (Cost $4,427,686)	73,027	4,517,371
Belgium 1.0%
InBev NV	52,000	3,594,300
KBC Groep NV	20,750	2,288,299
(Cost $4,940,321)		5,882,599
Brazil 4.4%
Banco Bradesco SA (ADR) (Preferred)	350,250	7,166,115
Companhia Vale do Rio Doce (ADR)	112,600	4,033,332
Petroleo Brasileiro SA (ADR)	129,800	9,193,734
Redecard SA (GDR) 144A	156,300	6,042,963
(Cost $22,647,246)		26,436,144
Canada 1.9%
Potash Corp. of Saskatchewan, Inc. (Cost $6,879,296)	48,521	11,256,949
China 0.4%
China Infrastructure Machinery Holdings Ltd. (Cost $2,536,992)	2,703,000	2,496,046
Denmark 4.1%
Carlsberg AS "B" (a)	128,700	12,417,336
FLSmidth & Co. AS	42,800	4,691,554
Novo Nordisk AS "B"	111,900	7,372,580
(Cost $25,653,850)		24,481,470
Egypt 0.7%
Orascom Construction Industries (GDR) (REG S) (Cost $5,191,367)	31,800	4,347,800
Finland 2.9%
Nokia Oyj	196,500	4,813,496
Nokian Renkaat Oyj	264,446	12,619,301
(Cost $9,963,056)		17,432,797
France 2.4%
Axa	85,355	2,515,798
BNP Paribas	32,201	2,884,962
Total SA	105,779	9,017,750
(Cost $9,249,871)		14,418,510
Germany 10.0%
Adidas AG	61,300	3,859,584
Allianz SE (Registered)	26,300	4,621,209
Bayer AG	132,192	11,103,300
Deutsche Boerse AG	44,200	4,959,211
E.ON AG	76,468	15,398,935
Fresenius Medical Care AG & Co. KGaA	138,382	7,619,994
Gerresheimer AG*	135,266	6,883,119
Linde AG (a)	38,800	5,439,657
(Cost $42,601,128)		59,885,009
	Shares	Value ($)

Greece 0.5%
National Bank of Greece SA (Cost $2,676,145)	68,444	3,082,941
Hong Kong 5.4%
Chaoda Modern Agriculture (Holdings) Ltd.	1,918,000	2,412,579
China Mobile Ltd.	401,000	5,366,444
CNOOC Ltd.	4,579,300	7,942,896
Esprit Holdings Ltd.	744,000	7,743,935
Noble Group Ltd.	2,496,000	4,361,666
Wharf Holdings Ltd.	1,052,000	4,395,831
(Cost $31,893,280)		32,223,351
India 2.1%
Bharti Airtel Ltd.*	426,136	7,132,338
Housing Development Finance Corp., Ltd.	30,866	1,387,869
ICICI Bank Ltd.	270,000	3,986,817
(Cost $16,986,260)		12,507,024
Indonesia 1.7%
PT Bumi Resources Tbk	4,833,800	4,320,188
PT Telekomunikasi Indonesia (ADR)	175,800	5,669,550
(Cost $11,805,556)		9,989,738
Italy 2.5%
Intesa Sanpaolo	1,522,500	8,662,495
UniCredit SpA	1,022,673	6,229,651
(Cost $18,318,308)		14,892,146
Japan 12.0%
Canon, Inc.	305,950	15,683,007
Komatsu Ltd.	327,000	9,092,760
Makita Corp.	117,000	4,772,113
Mitsubishi Corp.	278,500	9,163,761
Mitsui & Co., Ltd.	268,000	5,916,840
Nintendo Co., Ltd.	25,100	14,126,335
Suzuki Motor Corp.	272,900	6,439,041
Terumo Corp.	130,400	6,644,425
(Cost $59,541,811)		71,838,282
Kazakhstan 1.0%
KazMunaiGas Exploration Production (GDR) 144A (Cost $4,560,431)	194,800	6,077,760
Mexico 1.9%
America Movil SAB de CV "L" (ADR)	116,900	6,166,475
Grupo Financiero Banorte SAB de CV "O" (a)	1,032,900	4,857,477
(Cost $10,768,977)		11,023,952
Norway 1.5%
StatoilHydro ASA (Cost $6,464,526)	239,000	8,922,826
Qatar 1.8%
Commercial Bank of Qatar (GDR) 144A*	1,124,100	9,554,850
Qatar National Bank*	22,273	1,394,930
(Cost $9,933,377)		10,949,780
	Shares	Value ($)

Russia 5.4%
Gazprom (ADR) (b)	61,900	3,590,200
Gazprom (ADR) (b)	183,100	10,599,028
Novorossiysk Sea Trade Port (GDR) 144A*	88,200	1,320,354
Sberbank*	1,696,752	5,364,797
Uralkali (GDR) 144A*	154,500	11,232,150
(Cost $22,634,379)		32,106,529
Spain 3.8%
Iberdrola SA	750,706	10,035,148
Telefonica SA	476,994	12,606,446
(Cost $21,207,346)		22,641,594
Switzerland 7.1%
Compagnie Financiere Richemont SA "A" (Unit)	50,550	2,791,629
Lonza Group AG (Registered) (a)	72,178	9,963,810
Nestle SA (Registered)	234,680	10,604,306
Roche Holding AG (Genusschein)	59,701	10,712,798
Xstrata PLC	104,963	8,341,864
(Cost $30,377,216)		42,414,407
United Arab Emirates 0.0%
Arabtec Holding Co.* (Cost $37,017)	8,407	37,079
United Kingdom 16.9%
3i Group PLC	669,699	10,941,864
AMEC PLC	1,257,666	22,249,026
Anglo American PLC	108,232	7,665,967
Babcock International Group PLC	640,788	7,795,963
BAE Systems PLC	417,889	3,678,122
BG Group PLC	303,202	7,898,246
HSBC Holdings PLC (Registered)	192,513	2,968,298
Imperial Tobacco Group PLC	105,685	3,933,488
Intertek Group PLC	249,595	4,903,478
Man Group PLC	343,770	4,237,532
Prudential PLC	698,726	7,400,772
Standard Chartered PLC	194,478	5,499,647
Vedanta Resources PLC	176,785	7,709,318
Vodafone Group PLC	1,364,420	4,020,261
(Cost $91,172,299)		100,901,982
Total Common Stocks (Cost $486,876,986)		566,765,333
	Shares	Value ($)

Preferred Stocks 0.7%
Germany
Porsche Automobil Holding SE (Cost $2,691,124)	29,085	4,470,905

Participatory Notes 1.2%
Aldar Properties PJSC, Commercial Bank of Qatar, Dubai Islamic Bank, National Central Cooling Co., and Qatar Electricity & Water Co. (issuer Merrill Lynch International & Co.), Expiration Date 4/24/2009*	43,000	4,229,910
Arabtec Holding Co. (issuer Merrill Lynch International & Co.), Expiration Date 1/12/2010*	50,800	222,911
Merrill Lynch Pioneers Index (issuer Merrill Lynch International & Co.), Expiration Date 2/1/2010*	28,500	2,620,005
Total Participatory Notes (Cost $7,374,385)		7,072,826

Exchange Traded Funds 2.7%
United States
iShares MSCI Japan Index Fund (Cost $17,535,262)	1,304,369	16,278,524

Securities Lending Collateral 5.3%
Daily Assets Fund Institutional, 2.74% (c) (d) (Cost $31,651,592)	31,651,592	31,651,592

Cash Equivalents 1.0%
Cash Management QP Trust, 2.49% (c) (Cost $5,717,792)	5,717,792	5,717,792
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $551,847,141)+	105.8	631,956,972
Other Assets and Liabilities, Net	(5.8)	(34,562,241)
Net Assets	100.0	597,394,731
* Non-income producing security.
+ The cost for federal income tax purposes was $554,823,716. At June 30, 2008, net unrealized appreciation for all securities based on tax cost was $77,133,256. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $114,310,258 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $37,177,002.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at June 30, 2008 amounted to $29,891,347 which is 5.0% of net assets.
(b) Securities with the same description are the same corporate entity but trade on different stock exchanges.
(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(d) Represents collateral held in connection with securities lending. Income earned by the Portfolio is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

GDR: Global Depositary Receipt

MSCI: Morgan Stanley Capital International

The following is a summary of the inputs used as of June 30, 2008 in valuing the Fund's assets carried at fair value:

Valuation Inputs	Investments in Securities at Value
Level 1 — Quoted Prices	$ 112,654,565
Level 2 — Other Significant Observable Inputs	519,302,407
Level 3 — Significant Unobservable Inputs	—
Total	$ 631,956,972

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2008 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $514,477,757), including $29,891,347 of securities loaned	$ 594,587,588
Investment in Daily Assets Fund Institutional (Cost $31,651,592)	31,651,592
Investment in Cash Management QP Trust (cost $5,717,792)*	5,717,792
Total investments, at value (cost $551,847,141)	631,956,972
Cash	17
Foreign currency, at value (cost $212,193)	221,970
Receivable for investments sold	4,496,602
Dividends receivable	1,580,706
Interest receivable	87,662
Receivable for Portfolio shares sold	105,450
Foreign taxes recoverable	299,084
Other assets	8,485
Total assets	638,756,948
Liabilities
Payable for investments purchased	8,443,849
Payable for Portfolio shares redeemed	526,039
Payable upon return of securities loaned	31,651,592
Accrued management fee	408,336
Other accrued expenses and payables	332,401
Total liabilities	41,362,217
Net assets, at value	$ 597,394,731
Net Assets Consist of
Undistributed net investment income	12,396,920
Net unrealized appreciation (depreciation) on: Investments	80,109,831
Foreign currency	43,696
Accumulated net realized gain (loss)	(14,543,226)
Paid-in capital	519,387,510
Net assets, at value	$ 597,394,731
Class A Net Asset Value, offering and redemption price per share ($596,642,968 ÷ 50,919,293 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 11.72
Class B Net Asset Value, offering and redemption price per share ($751,763 ÷ 64,132 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 11.72
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended June 30, 2008 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $1,107,066)	$ 14,753,882
Interest	52,421
Interest — Cash Management QP Trust	92,776
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	655,563
Total Income	15,554,642
Expenses: Management fee	2,372,029
Administration fee	312,356
Custodian fee	211,424
Distribution service fee (Class B)	9,121
Services to shareholders	1,311
Record keeping fee (Class B)	3,554
Professional fees	31,928
Trustees' fees and expenses	13,864
Reports to shareholders	20,796
Other	52,133
Total expenses before expense reductions	3,028,516
Expense reductions	(4,749)
Total expenses after expense reductions	3,023,767
Net investment income (loss)	12,530,875
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments (net of foreign taxes of $13,109)	(11,518,254)
Foreign currency	(334,937)
Payments by affiliates (See Note H)	304,364
(11,548,827)
Change in net unrealized appreciation (depreciation) on: Investments (net of deferred foreign tax credit of $152,816)	(49,971,336)
Foreign currency	20,262
(49,951,074)
Net gain (loss)	(61,499,901)
Net increase (decrease) in net assets resulting from operations	$ (48,969,026)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2008 (Unaudited)	Year Ended December 31, 2007
Operations: Net investment income (loss)	$ 12,530,875	$ 11,097,935
Net realized gain (loss)	(11,548,827)	163,447,235
Change in net unrealized appreciation (depreciation)	(49,951,074)	(70,490,293)
Net increase (decrease) in net assets resulting from operations	(48,969,026)	104,054,877
Distributions to shareholders from: Net investment income: Class A	(7,239,383)	(17,645,331)
Class B	(82,273)	(1,050,909)
Net realized gains: Class A	(94,147,000)	—
Class B	(1,663,249)	—
Total distributions	(103,131,905)	(18,696,240)
Portfolio share transactions: Class A Proceeds from shares sold	12,741,853	64,649,737
Reinvestment of distributions	101,386,383	17,645,331
Cost of shares redeemed	(69,545,600)	(163,705,768)
Net increase (decrease) in net assets from Class A share transactions	44,582,636	(81,410,700)
Class B Proceeds from shares sold	316,008	1,213,337
Reinvestment of distributions	1,745,522	1,050,909
Cost of shares redeemed	(11,319,955)	(45,235,722)
Net increase (decrease) in net assets from Class B share transactions	(9,258,425)	(42,971,476)
Increase (decrease) in net assets	(116,776,720)	(39,023,539)
Net assets at beginning of period	714,171,451	753,194,990
Net assets at end of period (including undistributed net investment income of $12,396,920 and $7,187,701, respectively)	$ 597,394,731	$ 714,171,451
Other Information
Class A Shares outstanding at beginning of period	46,761,118	52,299,023
Shares sold	972,321	4,471,485
Shares issued to shareholders in reinvestment of distributions	8,413,808	1,243,505
Shares redeemed	(5,227,954)	(11,252,895)
Net increase (decrease) in Class A shares	4,158,175	(5,537,905)
Shares outstanding at end of period	50,919,293	46,761,118
Class B Shares outstanding at beginning of period	818,856	3,829,429
Shares sold	22,987	84,891
Shares issued to shareholders in reinvestment of distributions	144,736	74,060
Shares redeemed	(922,447)	(3,169,524)
Net increase (decrease) in Class B shares	(754,724)	(3,010,573)
Shares outstanding at end of period	64,132	818,856

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 15.01	$ 13.42	$ 10.85	$ 9.50	$ 8.26	$ 6.52
Income (loss) from investment operations: Net investment income (loss)[b]	.26[e]	.21[d]	.28[c]	.15	.09	.09
Net realized and unrealized gain (loss)	(1.23)	1.73	2.51	1.36	1.26	1.70
Total from investment operations	(.97)	1.94	2.79	1.51	1.35	1.79
Less distributions from: Net investment income	(.17)	(.35)	(.22)	(.16)	(.11)	(.05)
Net realized gains	(2.15)	—	—	—	—	—
Total distributions	(2.32)	(.35)	(.22)	(.16)	(.11)	(.05)
Net asset value, end of period	$ 11.72	$ 15.01	$ 13.42	$ 10.85	$ 9.50	$ 8.26
Total Return (%)	(6.91)f**	14.59	25.91	16.17	16.53	27.75
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	597	702	702	558	533	485
Ratio of expenses (%)	.96*	.98	.98	1.02	1.04	1.05
Ratio of net investment income (loss) (%)	2.00e**	1.48[d]	2.32[c]	1.59	1.05	1.32
Portfolio turnover rate (%)	55**	108	105	59	73	119
[a] For the six months ended June 30, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.11 per share and 0.92% of average daily net assets, respectively.
[d] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.05 per share and 0.33% of average daily net assets, respectively.
[e] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.09 per share and 0.68% of average daily net assets, respectively.
[f] Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as the result of certain operation errors during the period. Excluding this reimbursement, total return would have been 0.05% lower.
* Annualized ** Not annualized

Class B Years Ended December 31,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 14.98	$ 13.38	$ 10.82	$ 9.48	$ 8.24	$ 6.50
Income (loss) from investment operations: Net investment income (loss)[b]	.24[f]	.16[e]	.24[d]	.12	.06	.07
Net realized and unrealized gain (loss)	(1.24)	1.73	2.50	1.35	1.27	1.71
Total from investment operations	(1.00)	1.89	2.74	1.47	1.33	1.78
Less distributions from: Net investment income	(.11)	(.29)	(.18)	(.13)	(.09)	(.04)
Net realized gains	(2.15)	—	—	—	—	—
Total distributions	(2.26)	(.29)	(.18)	(.13)	(.09)	(.04)
Net asset value, end of period	$ 11.72	$ 14.98	$ 13.38	$ 10.82	$ 9.48	$ 8.24
Total Return (%)	(7.12)c,g**	14.25[c]	25.44[c]	15.71[c]	16.24[c]	27.52
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.8	12	51	40	35	24
Ratio of expenses before expense reductions (%)	1.34*	1.41	1.37	1.41	1.38	1.32
Ratio of expenses after expense reductions (%)	1.30*	1.39	1.36	1.37	1.35	1.32
Ratio of net investment income (loss) (%)	1.83f**	1.07[e]	1.94[d]	1.24	.74	1.05
Portfolio turnover rate (%)	55**	108	105	59	73	119
[a] For the six months ended June 30, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.11 per share and 0.92% of average daily net assets, respectively.
[e] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.05 per share and 0.33% of average daily net assets, respectively.
[f] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.09 per share and 0.68% of average daily net assets, respectively.
[g] Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as the result of certain operation errors during the period. Excluding this reimbursement, total return would have been 0.05% lower.
* Annualized ** Not annualized

Performance Summary June 30, 2008

DWS Health Care VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The total annual portfolio operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated May 1, 2008 are 0.90% and 1.28% for Class A and Class B shares, respectively. Please see the Information About Your Portfolio's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended June 30, 2008.

Risk Considerations

This Portfolio is subject to stock market risk. The Portfolio may focus its investments on certain industry sectors, thereby increasing its vulnerability to any single industry or regulatory development. All of these factors may result in greater share price volatility. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment
[] DWS Health Care VIP — Class A [] S&P 500® Index [] S&P® GSSI Health Care Sector Index

The Standard & Poor's® 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The S&P® GSSI Health Care Sector Index is an unmanaged, market capitalization-weighted index of 133 stocks designed to measure the performance of companies in the health care sector.

Index returns assume the reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended June 30
Comparative Results
DWS Health Care VIP		6-Month‡	1-Year	3-Year	5-Year	Life of Portfolio*
Class A	Growth of $10,000	$9,313	$9,836	$12,005	$14,917	$14,574
	Average annual total return	-6.87%	-1.64%	6.28%	8.33%	5.38%
S&P 500 Index	Growth of $10,000	$8,809	$8,688	$11,381	$14,413	$11,639
	Average annual total return	-11.91%	-13.12%	4.41%	7.58%	2.14%
S&P GSSI Health Care Sector Index	Growth of $10,000	$8,768	$8,907	$10,590	$12,699	$11,882
	Average annual total return	-12.32%	-10.93%	1.93%	4.89%	2.44%
DWS Health Care VIP		6-Month‡	1-Year	3-Year	5-Year	Life of Class**
Class B	Growth of $10,000	$9,299	$9,796	$11,878	$14,656	$17,664
	Average annual total return	-7.01%	-2.04%	5.91%	7.95%	9.95%
S&P 500 Index	Growth of $10,000	$8,809	$8,688	$11,381	$14,413	$14,449
	Average annual total return	-11.91%	-13.12%	4.41%	7.58%	6.33%
S&P GSSI Health Care Sector Index	Growth of $10,000	$8,768	$8,907	$10,590	$12,699	$14,225
	Average annual total return	-12.32%	-10.93%	1.93%	4.89%	6.04%

The growth of $10,000 is cumulative.

‡ Total returns shown for periods less than one year are not annualized.
* The Portfolio commenced operations on May 1, 2001. Index returns began on April 30, 2001.
** The Portfolio commenced offering Class B shares on July 1, 2002. Index returns began on June 30, 2002.

Information About Your Portfolio's Expenses

DWS Health Care VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2008 to June 30, 2008).

The tables illustrate your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2008
Actual Portfolio Return	Class A	Class B
Beginning Account Value 1/1/08	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/08	$ 931.30	$ 929.90
Expenses Paid per $1,000*	$ 4.42	$ 6.09
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 1/1/08	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/08	$ 1,020.29	$ 1,018.55
Expenses Paid per $1,000*	$ 4.62	$ 6.37
* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series I — DWS Health Care VIP	.92%	1.27%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary June 30, 2008

DWS Health Care VIP

During a time of uncertainty over the state of the US economy and consumer confidence, DWS Health Care VIP posted a -6.87% return for its most recent semiannual period ended June 30, 2008. (Class A shares, unadjusted for contract charges). In comparison, the Standard & Poor's 500® (S&P 500) Index returned -11.91% and the S&P® GSSI Health Care Sector Index returned -12.32%.

Holdings in BioMarin Pharmaceutical, Inc. posted strong gains during the period, as the company received marketing authorization from the Food and Drug Administration (FDA) for its drug Kuvan for the treatment of phenylketonuria, a rare genetic disorder caused by an enzyme deficiency. Two small-cap positions, Cepheid, Inc. and NuVasive, Inc., were also top performers during the period. Cepheid's Xpert™ test allows for the rapid detection of methicillin-resistant staphylococcus aureus (MRSA) infection; NuVasive is a medical device company with a product that assists with minimally-invasive surgical treatments for the spine. The largest detractor from the Portfolio's comparative performance was an underweight position in Johnson & Johnson, as the company's shares posted gains based on investors' view of the stock as a defensive holding given its diversified revenue base, as well as clinical data showing progress on its late-stage pharmaceutical product pipeline.1

With the prospects for the US economy uncertain, we believe that investors may focus on defensive areas of the market including health care stocks going forward. However, we are mindful of the risk that news headlines surrounding the upcoming US presidential election could dampen enthusiasm for the sector, as reducing health care costs and increasing access for the uninsured are priorities for voters and candidates.

Leefin Lai, CFA, CPA
Managing Director and Portfolio Manager

Thomas E. Bucher, CFA
Managing Director and Consultant

The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The S&P GSSI Health Care Sector Index is an unmanaged, market-capitalization-weighted index of 133 stocks designed to measure the performance of companies in the health care sector.

Index returns assume the reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

1 "Overweight" means the portfolio holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the portfolio holds a lower weighting.

Portfolio management market commentary is as of June 30, 2008, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results.

Portfolio Summary

DWS Health Care VIP

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	6/30/08	12/31/07

Common Stocks	98%	99%
Cash Equivalents	2%	1%
	100%	100%
Industry Diversification (As a % of Common Stocks)	6/30/08	12/31/07

Pharmaceuticals	29%	31%
Medical Supply & Specialty	23%	21%
Biotechnology	22%	21%
Health Care Services	19%	22%
Life Sciences Equipment	7%	5%
	100%	100%

Asset allocation and industry diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 69. Information concerning portfolio holdings of the Portfolio as of month-end will be posted to www.dws-investments.com on the or after the last day of the following month. In addition, the Portfolio's top ten holdings and other information about the Portfolio is posted on www.dws-investments.com as of the calendar quarter-end on or after the 15th day following quarter-end.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio June 30, 2008 (Unaudited)

DWS Health Care VIP

	Shares	Value ($)

Common Stocks 97.9%
Health Care 97.9%
Biotechnology 21.2%
Acorda Therapeutics, Inc.*	10,400	341,432
Alexion Pharmaceuticals, Inc.* (a)	13,500	978,750
Amgen, Inc.*	27,550	1,299,258
Amylin Pharmaceuticals, Inc.*	5,100	129,489
Applera Corp. — Celera Group*	36,800	418,048
Biogen Idec, Inc.*	26,320	1,471,025
BioMarin Pharmaceutical, Inc.*	31,900	924,462
Celgene Corp.*	35,960	2,296,765
Cepheid, Inc.*	19,500	548,340
Gen-Probe, Inc.*	12,300	584,004
Genentech, Inc.*	24,300	1,844,370
Genmab A/S*	4,600	174,957
Genzyme Corp.*	32,800	2,362,256
Gilead Sciences, Inc.*	56,900	3,012,855
Medarex, Inc.* (a)	26,100	172,521
Myriad Genetics, Inc.* (a)	6,300	286,776
Onyx Pharmaceuticals, Inc.*	10,000	356,000
OSI Pharmaceuticals, Inc.*	5,900	243,788
Regeneron Pharmaceuticals, Inc.*	27,900	402,876
Rigel Pharmaceuticals, Inc.*	11,700	265,122
Savient Pharmaceuticals, Inc.* (a)	11,400	288,420
United Therapeutics Corp.*	8,500	830,875
Vertex Pharmaceuticals, Inc.*	7,400	247,678
		19,480,067
Health Care Services 18.2%
Aetna, Inc.	28,100	1,138,893
Allscripts Healthcare Solutions, Inc.* (a)	48,600	603,126
Covance, Inc.*	13,900	1,195,678
CVS Caremark Corp.	47,331	1,872,888
Express Scripts, Inc.*	20,500	1,285,760
Fresenius Medical Care AG & Co. KGaA	27,797	1,530,640
Health Management Associates, Inc., "A"*	36,500	237,615
Henry Schein, Inc.*	16,600	856,062
Laboratory Corp. of America Holdings*	18,800	1,309,044
McKesson Corp.	24,200	1,353,022
Medco Health Solutions, Inc.*	30,668	1,447,529
Quality Systems, Inc. (a)	31,800	931,104
Quest Diagnostics, Inc.	27,500	1,332,925
UnitedHealth Group, Inc.	24,800	651,000
WellPoint, Inc.*	20,100	957,966
		16,703,252
Life Sciences Equipment 7.4%
Applera Corp. — Applied Biosystems Group	15,400	515,592
Charles River Laboratories International, Inc.*	12,000	767,040
Illumina, Inc.*	5,900	513,949
Mettler-Toledo International, Inc.*	6,900	654,534
	Shares	Value ($)

Pharmaceutical Product Development, Inc.	27,400	1,175,460
Thermo Fisher Scientific, Inc.*	56,700	3,159,891
		6,786,466
Medical Supply & Specialty 22.8%
Alcon, Inc.	10,800	1,758,132
Align Technology, Inc.* (a)	17,400	182,526
ArthroCare Corp.* (a)	17,000	693,770
Baxter International, Inc.	47,500	3,037,150
Beckman Coulter, Inc.	7,900	533,487
Becton, Dickinson & Co.	30,200	2,455,260
C.R. Bard, Inc.	27,800	2,445,010
Covidien Ltd.	40,200	1,925,178
Hologic, Inc.*	60,400	1,316,720
Medtronic, Inc.	47,300	2,447,775
NuVasive, Inc.* (a)	10,300	459,998
ResMed, Inc.*	11,800	421,732
SonoSite, Inc.* (a)	13,900	389,339
Stryker Corp.	28,500	1,792,080
Zimmer Holdings, Inc.*	15,500	1,054,775
		20,912,932
Pharmaceuticals 28.3%
Abbott Laboratories	37,600	1,991,672
Allergan, Inc.	24,700	1,285,635
Astellas Pharma, Inc.	23,800	1,011,014
Barr Pharmaceuticals, Inc.*	11,300	509,404
Bristol-Myers Squibb Co.	59,600	1,223,588
Cardiome Pharma Corp.* (a)	27,800	244,640
Eli Lilly & Co.	36,400	1,680,224
Forest Laboratories, Inc.*	11,500	399,510
Johnson & Johnson	35,000	2,251,900
Merck & Co., Inc.	44,300	1,669,667
Merck KGaA	10,862	1,542,348
Mylan, Inc. (a)	85,900	1,036,813
Novartis AG (Registered)	19,150	1,050,119
Pfizer, Inc.	54,740	956,308
Roche Holding AG (Genusschein)	15,845	2,843,240
Sanofi-Aventis	7,646	508,654
Schering-Plough Corp.	67,600	1,331,044
Sepracor, Inc.*	21,700	432,264
Shire Ltd. (ADR)	19,800	972,774
Stada Arzneimittel AG (a)	15,797	1,130,971
Wyeth	40,700	1,951,972
		26,023,761
Total Common Stocks (Cost $68,270,525)		89,906,478

Securities Lending Collateral 7.5%
Daily Assets Fund Institutional, 2.74% (b) (c) (Cost $6,893,229)	6,893,229	6,893,229

Cash Equivalents 2.2%
Cash Management QP Trust, 2.49% (b) (Cost $2,007,756)	2,007,756	2,007,756
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $ 77,171,510)+	107.6	98,807,463
Other Assets and Liabilities, Net (a)	(7.6)	(6,972,517)
Net Assets	100.0	91,834,946
* Non-income producing security.
+ The cost for federal income tax purposes was $77,595,113. At June 30, 2008, net unrealized appreciation for all securities based on tax cost was $21,212,350. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $25,870,448 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $4,658,098.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements) amounting to $6,276,078. In addition, included in other assets and liabilities, net are pending sales, amounting to $353,430, that are also on loan. The value of all securities loaned at June 30, 2008 amounted to $6,629,508 which is 7.2% of net assets.
(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Represents collateral held in connection with securities lending. Income earned by the Portfolio is net of borrower rebates.

ADR: American Depositary Receipt

The following is a summary of the inputs used as of June 30, 2008 in valuing the Fund's assets carried at fair value:

Valuation Inputs	Investments in Securities at Value
Level 1 — Quoted Prices	$ 89,015,520
Level 2 — Other Significant Observable Inputs	9,791,943
Level 3 — Significant Unobservable Inputs	—
Total	$ 98,807,463

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2008 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $68,270,525), including $6,276,078 of securities loaned	$ 89,906,478
Investment in Daily Assets Fund Institutional (cost $6,893,229)*	6,893,229
Investment in Cash Management QP Trust (cost $2,007,756)	2,007,756
Total investments, at value (cost $77,171,510)	98,807,463
Foreign currency, at value (cost $68,678)	68,950
Dividends receivable	39,966
Interest receivable	18,564
Receivable for Portfolio shares sold	40,305
Receivable for investments sold	413,669
Foreign taxes recoverable	21,633
Other assets	1,984
Total assets	99,412,534
Liabilities
Cash overdraft	403,669
Payable for Portfolio shares redeemed	137,317
Payable upon return of securities loaned	6,893,229
Accrued management fee	50,788
Accrued distribution service fee (Class B)	990
Other accrued expenses and payables	91,595
Total liabilities	7,577,588
Net assets, at value	$ 91,834,946
Net Assets Consist of
Undistributed net investment income	324,081
Net unrealized appreciation (depreciation) on: Investments	21,635,953
Foreign currency	486
Accumulated net realized gain (loss)	1,150,389
Paid-in capital	68,724,037
Net assets, at value	$ 91,834,946
Class A Net Asset Value, offering and redemption price per share ($87,033,084 ÷ 7,591,848 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 11.46
Class B Net Asset Value, offering and redemption price per share ($4,801,862 ÷ 427,954 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 11.22
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended June 30, 2008 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $34,497)	$ 689,774
Interest	1,294
Interest — Cash Management QP Trust	23,447
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	83,302
Total Income	797,817
Expenses: Management fee	325,812
Administration fee	48,994
Custodian fee	8,215
Distribution service fee (Class B)	6,166
Services to shareholders	5,197
Record keeping fee (Class B)	2,466
Professional fees	26,567
Trustees' fees and expenses	3,241
Reports to shareholders	23,497
Other	9,655
Total expenses before expense reductions	459,810
Expense reductions	(586)
Total expenses after expense reductions	459,224
Net investment income (loss)	338,593
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	1,536,647
Foreign currency	64,823
1,601,470
Change in net unrealized appreciation (depreciation) on: Investments	(9,226,610)
Foreign currency	(17,702)
(9,244,312)
Net gain (loss)	(7,642,842)
Net increase (decrease) in net assets resulting from operations	$ (7,304,249)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2008 (Unaudited)	Year Ended December 31, 2007
Operations: Net investment income (loss)	$ 338,593	$ 173,147
Net realized gain (loss)	1,601,470	15,451,366
Change in net unrealized appreciation (depreciation)	(9,244,312)	(1,128,994)
Net increase (decrease) in net assets resulting from operations	(7,304,249)	14,495,519
Distributions to shareholders from: Net investment income: Class A	(269,428)	—
Net realized gains: Class A	(14,518,785)	(6,096,998)
Class B	(789,529)	(1,254,197)
Total distributions	(15,577,742)	(7,351,195)
Portfolio share transactions: Class A Proceeds from shares sold	8,574,410	9,495,145
Reinvestment of distributions	14,788,213	6,096,998
Cost of shares redeemed	(13,077,975)	(24,413,031)
Net increase (decrease) in net assets from Class A share transactions	10,284,648	(8,820,888)
Class B Proceeds from shares sold	449,529	827,879
Reinvestment of distributions	789,529	1,254,197
Cost of shares redeemed	(703,704)	(18,374,489)
Net increase (decrease) in net assets from Class B share transactions	535,354	(16,292,413)
Increase (decrease) in net assets	(12,061,989)	(17,968,977)
Net assets at beginning of period	103,896,935	121,865,912
Net assets at end of period (including undistributed net investment income of $324,081 and $254,916, respectively)	$ 91,834,946	$ 103,896,935
Other Information
Class A Shares outstanding at beginning of period	6,708,658	7,330,897
Shares sold	609,539	663,065
Shares issued to shareholders in reinvestment of distributions	1,271,557	431,188
Shares redeemed	(997,906)	(1,716,492)
Net increase (decrease) in Class A shares	883,190	(622,239)
Shares outstanding at end of period	7,591,848	6,708,658
Class B Shares outstanding at beginning of period	376,902	1,544,881
Shares sold	34,676	59,012
Shares issued to shareholders in reinvestment of distributions	69,318	90,295
Shares redeemed	(52,942)	(1,317,286)
Net increase (decrease) in Class B shares	51,052	(1,167,979)
Shares outstanding at end of period	427,954	376,902

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 14.68	$ 13.77	$ 13.02	$ 12.00	$ 10.95	$ 8.19
Income (loss) from investment operations: Net investment income (loss)[b]	.05	.03[d]	(.01)[c]	(.02)	(.03)	(.02)
Net realized and unrealized gain (loss)	(1.03)	1.75	.81	1.04	1.08	2.78
Total from investment operations	(.98)	1.78	.80	1.02	1.05	2.76
Less distributions from: Net investment income	(.04)	—	—	—	—	—
Net realized gains	(2.20)	(.87)	(.05)	—	—	—
Total distributions	(2.24)	(.87)	(.05)	—	—	—
Net asset value, end of period	$ 11.46	$ 14.68	$ 13.77	$ 13.02	$ 12.00	$ 10.95
Total Return (%)	(6.87)**	13.20	6.17[c]	8.50	9.59	33.70
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	87	98	101	109	109	101
Ratio of expenses (%)	.92*	.93	.89	.88	.88	.87
Ratio of net investment income (loss) (%)	.71*	.19[d]	(.03)[c]	(.18)	(.29)	(.24)
Portfolio turnover rate (%)	11**	37	47	43	77	64
[a] For the six months ended June 30, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.003 per share and an increase in the ratio of net investment income of 0.02%. Excluding this non-recurring income, total return would have been 0.02% lower.
[d] Net investment income per share and ratio of net investment income include non-recurring dividend income amounting to $0.02 per share and 0.13% of average daily net assets, respectively.
* Annualized ** Not annualized

Class B Years Ended December 31,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 14.40	$ 13.55	$ 12.87	$ 11.91	$ 10.91	$ 8.19
Income (loss) from investment operations: Net investment income (loss)[b]	.02	(.03)[d]	(.06)[c]	(.07)	(.08)	(.07)
Net realized and unrealized gain (loss)	(1.00)	1.75	.79	1.03	1.08	2.79
Total from investment operations	(.98)	1.72	.73	.96	1.00	2.72
Less distributions from: Net realized gains	(2.20)	(.87)	(.05)	—	—	—
Net asset value, end of period	$ 11.22	$ 14.40	$ 13.55	$ 12.87	$ 11.91	$ 10.91
Total Return (%)	(7.01)**	12.88	5.77[c]	8.06	9.17	33.21
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	5	21	23	20	11
Ratio of expenses (%)	1.27*	1.34	1.28	1.27	1.27	1.26
Ratio of net investment income (loss) (%)	.36*	(.22)[d]	(.42)[c]	(.57)	(.68)	(.63)
Portfolio turnover rate (%)	11**	37	47	43	77	64
[a] For the six months ended June 30, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.003 per share and an increase in the ratio of net investment income of 0.02%. Excluding this non-recurring income, total return would have been 0.02% lower.
[d] Net investment income per share and ratio of net investment income include non-recurring dividend income amounting to $0.02 per share and 0.13% of average daily net assets, respectively.
* Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Variable Series I (the "Series") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, registered management investment company organized as a Massachusetts business trust. The Series consists of six diversified portfolios: DWS Bond VIP, DWS Growth & Income VIP, DWS Capital Growth VIP, DWS Global Opportunities VIP, DWS International VIP and DWS Health Care VIP (individually or collectively hereinafter referred to as a "Portfolio" or the "Portfolios"). The Series is intended to be the underlying investment vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies").

Multiple Classes of Shares of Beneficial Interest. The Series offers two classes of shares (Class A shares and Class B shares) for each of the Portfolios. Class B shares are subject to Rule 12b-1 distribution fees under the 1940 Act and record keeping fees equal to an annual rate of 0.25% and up to 0.15%, respectively, of the average daily net assets of the Class B shares of the applicable Portfolio. Class A shares are not subject to such fees. On May 22, 2008, Class B shares of DWS Bond VIP were liquidated.

Investment income, realized and unrealized gains and losses, and certain portfolio-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class (including the applicable 12b-1 distribution fees and record keeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Series' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Series in the preparation of the financial statements for its Portfolios.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Series. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. The Series may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

The Portfolios adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), which governs the application of generally accepted accounting principles that require fair value measurements of the Portfolios' assets and liabilities. Fair value is an estimate of the price the Portfolio would receive upon selling a security in a timely transaction to an independent buyer in the principal or most advantageous market of the security. FAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels as follows:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 — significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

For Level 1 inputs, the Portfolio uses unadjusted quoted prices in active markets for assets or liabilities with sufficient frequency and volume to provide pricing information as the most reliable evidence of fair value. The Portfolio's Level 2 valuation techniques include inputs other than quoted prices within Level 1 that are observable for an asset or liability, either directly or indirectly. Level 2 observable inputs may include quoted prices for similar assets and liabilities in active markets or quoted prices for identical or similar assets or liabilities in markets that are not active in which there are few transactions, the prices are not current, or price quotations vary substantially over time or among market participants. Inputs that are observable for the asset or liability in Level 2 include such factors as interest rates, yield curves, prepayment speeds, credit risk, and default rates for similar liabilities. For Level 3 valuation techniques, the Portfolio uses unobservable inputs that reflect assumptions market participants would be expected to use in pricing the asset or liability. Unobservable inputs are used to measure fair value to the extent that observable inputs are not available and are developed based on the best information available under the circumstances. In developing unobservable inputs, market participant assumptions are used if they are reasonably available without undue cost and effort.

The Portfolio may record changes to valuations based on the amount that might reasonably be expected to receive for a security upon its current sale consistent with the fair value measurement objective. Each determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to the type of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issue or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold, and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value determined upon sale of those investments.

New Accounting Pronouncement. In March 2008, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 161 ("FAS 161") Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosure about an entity's derivative and hedging activities. FAS 161 is effective for fiscal years beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Portfolio's financial statement disclosures.

Securities Lending. Each Portfolio may lend securities to financial institutions. The Portfolio retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Portfolio requires the borrowers of the securities to maintain collateral with the Portfolio consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Portfolio may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Portfolio receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to the lending agent. Either the Portfolio or the borrower may terminate the loan. The Portfolio is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Portfolio if the option is exercised. Each Portfolio may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets; as a temporary substitute for selling selected investments; to lock in the purchase price of a security or currency which it expects to purchase in the near future; as a temporary substitute for purchasing selected investments; and to enhance potential gain.

The liability representing the Portfolio's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked prices are available. Over-the-counter written or purchased options are valued using dealer supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Portfolio writes a covered call option, the Portfolio foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Portfolio writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Portfolio's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Portfolio's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). Each Portfolio may use futures in circumstances where portfolio management believes they offer an economic means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. In addition, the DWS Bond VIP, DWS Capital Growth VIP, DWS Global Opportunities VIP and DWS Health Care VIP Portfolios may use futures for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains.

Upon entering into a futures contract, the Portfolio is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Portfolio dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When entering into a closing transaction, the Portfolio will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Portfolio's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Portfolio gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Foreign Currency Translations. The books and records of the Portfolios are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Portfolios may enter into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. The Portfolio may also engage in forward currency contracts for non-hedging purposes.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Portfolio gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Mortgage Dollar Rolls. DWS Bond VIP may enter into mortgage dollar rolls in which the Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities at an agreed upon price and date. During the period between the sale and repurchase, the Portfolio will not be entitled to earn interest and receive principal payment on securities sold. The Portfolio receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase or, alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of the securities sold by the Portfolio may decline below the repurchase price of those securities.

Federal Income Taxes. Each Portfolio is treated as a separate taxpayer as provided for in the Internal Revenue Code, as amended. It is each Portfolio's policy to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to the separate accounts of the Participating Insurance Companies which hold its shares.

Additionally, based on the Series' understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which each Portfolio invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign taxes.

At December 31, 2007, the following Portfolios had an approximate net tax basis capital loss carryforward which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until the following expiration dates, whichever occurs first:

Portfolio	Capital Loss Carryforwards ($)	Expiration Date
DWS Bond VIP	1,266,000	12/31/2014
DWS Growth & Income VIP	4,777,000	12/31/2010
DWS Capital Growth VIP	277,224,000	12/31/2008-12/31/2012

In addition, from November 1, 2007 through December 31, 2007, DWS Bond VIP and DWS Growth & Income VIP incurred approximately $136,000 and $4,777,000, respectively, of net realized capital losses. As permitted by tax regulations, the Portfolio intends to elect to defer these losses and treat them as arising in the fiscal year ended December 31, 2008.

At December 31, 2007, DWS Growth & Income VIP had a net tax basis capital loss carryforward of approximately $4,777,000 inherited from its merger with SVS Focus Value+Growth Portfolio, which is included in the table above and may be applied against any realized net taxable gains of each succeeding year until fully utilized or December 31, 2010, the expiration date, whichever occurs first, and which may be subject to certain limitations under Sections 382-384 of the Internal Revenue Code.

At December 31, 2007, DWS Capital Growth VIP had a net tax basis capital loss carryforward of approximately $277,224,000, of which a portion was inherited from its mergers with the SVS Eagle Focused Large Cap Growth Portfolio, Scudder Growth Portfolio, DWS Oak Strategic Equity VIP and DWS Janus Growth Opportunities VIP, and which is included in the table above and may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until the expiration dates, whichever occurs first, and which may be subject to certain limitations under Section 382-384 of the Internal Revenue Code. The DWS Capital Growth VIP utilized approximately $2,550,000 of the inherited amounts, which is included in the table above.

Each Portfolio has reviewed the tax positions for the open tax years as of December 31, 2007 and has determined that no provision for income tax is required in each Portfolio's financial statements. Each of the Portfolio's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Each Portfolio will declare and distribute dividends from their net investment income, if any, annually, although additional distributions may be made if necessary. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to each Portfolio if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in forward foreign currency exchange contracts, passive foreign investment companies, post October loss deferrals and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, each Portfolio may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Portfolio.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Series arising in connection with a specific Portfolio are allocated to that Portfolio. Other Series expenses which cannot be directly attributed to a Portfolio are apportioned among the Portfolios in the Series.

Contingencies. In the normal course of business, each Portfolio may enter into contracts with service providers that contain general indemnification clauses. Each Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Portfolio that have not yet been made. However, based on experience, each Portfolio expects the risk of loss to be remote.

Other. For each Portfolio, investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis net of foreign withholding taxes. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Portfolio is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the six months ended June 30, 2008, purchases and sales of investment securities (excluding short-term investments) were as follows:

Portfolio	Purchases ($)	Sales ($)
DWS Bond VIP excluding US Treasury Obligations	69,063,912	73,248,468
US Treasury Obligations	189,069,535	203,718,703
DWS Growth & Income VIP	116,945,639	145,921,282
DWS Capital Growth VIP	96,334,028	160,531,418
DWS Global Opportunities VIP	23,463,182	45,750,683
DWS International VIP	345,317,040	400,874,166
DWS Health Care VIP	10,865,042	15,479,236

C. Related Parties

Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Portfolios in accordance with their investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Portfolios or, for DWS Bond VIP, delegates such responsibility to the Portfolio's subadvisor.

Under the Investment Management Agreement with the Advisor, the Portfolios pay a monthly management fee, based on the average daily net assets of each Portfolio, computed and accrued daily and payable monthly, at the annual rates shown below:

Portfolio	Annual Management Fee Rate
DWS Bond VIP first $250 million of average daily net assets	.390%
next $750 million of average daily net assets	.365%
over $1 billion of average daily net assets	.340%
DWS Growth & Income VIP first $250 million of average daily net assets	.390%
next $750 million of average daily net assets	.365%
over $1 billion of average daily net assets	.340%
DWS Capital Growth VIP first $250 million of average daily net assets	.390%
next $750 million of average daily net assets	.365%
over $1 billion of average daily net assets	.340%
DWS Global Opportunities VIP first $500 million of average daily net assets	.890%
next $500 million of average daily net assets	.875%
next $1 billion of average daily net assets	.860%
over $2 billion of average daily net assets	.845%
DWS International VIP first $500 million of average daily net assets	.790%
over $500 million of average daily net assets	.640%
DWS Health Care VIP first $250 million of average daily net assets	.665%
next $750 million of average daily net assets	.640%
next $1.5 billion of average daily net assets	.615%
next $2.5 billion of average daily net assets	.595%
next $2.5 billion of average daily net assets	.565%
next $2.5 billion of average daily net assets	.555%
next $2.5 billion of average daily net assets	.545%
over $12.5 billion of average daily net assets	.535%

DWS Bond VIP's subadvisor and sub-subadvisor are Aberdeen Asset Management, Inc. ("AAMI") and Aberdeen Asset Management Investment Services Limited ("AAMISL"), respectively. AAMI is responsible for the day to day operation of the high-yield and core bond, active fixed-income and high-yield portions of DWS Bond VIP. AAMISL is responsible for the day-to-day management of the foreign securities, foreign currencies and related investments for DWS Bond VIP.

For the period from January 1, 2008 through April 30, 2008, the Advisor, the underwriter and accounting agent contractually agreed to waive a portion of their fee to the extent necessary to maintain the operating expenses of each class (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) as follows:

Portfolio	Annual Rate
DWS Bond VIP Class B	1.03%

In addition, for the period from January 1, 2008 through September 30, 2008 the Advisor, the underwriter and accounting agent contractually agreed to waive a portion of their fee to the extent necessary to maintain the operating expenses of each class (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) as follows:

Portfolio	Annual Rate
DWS Bond VIP Class A	.63%

In addition, for the period from January 1, 2008 through April 30, 2009, the Advisor, the underwriter and accounting agent contractually agreed to waive a portion of their fee to the extent necessary to maintain the operating expenses of each class (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) as follows:

Portfolio	Annual Rate
DWS Global Opportunities VIP Class A	.99%
DWS Global Opportunities VIP Class B	1.39%

In addition, for the period from January 1, 2008 through April 30, 2010 the Advisor, the underwriter and accounting agent contractually agreed to waive a portion of their fee to the extent necessary to maintain the operating expenses of each class(excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) as follows:

Portfolio	Annual Rate
DWS Capital Growth VIP Class A	.49%
DWS Capital Growth VIP Class B	.82%
DWS Growth & Income VIP Class A	.54%
DWS Growth & Income VIP Class B	.87%
DWS International VIP Class A	.96%
DWS International VIP Class B	1.29%

In addition, for the period from January 1, 2008 through April 27, 2010, the Advisor has contractually agreed to waive 0.01% of the management fee for DWS Growth & Income VIP.

Accordingly, for the six months ended June 30, 2008, the Portfolios earned and waived a portion of their management fee as follows:

Portfolio	Total Aggregated ($)	Waived ($)	Annualized Effective Rate
DWS Bond VIP	424,237	—	.39%
DWS Growth & Income VIP	349,400	38,215.35%
DWS Capital Growth VIP	1,826,968	43,611.36%
DWS Global Opportunities VIP	1,225,065	127,617.80%
DWS International VIP	2,372,029	—	.76%
DWS Health Care VIP	325,812	—	.67%

In addition, for the six months ended June 30, 2008, the Advisor waived record keeping expenses of Class B shares of each Portfolio as follows:

Portfolio	Waived ($)
DWS Capital Growth VIP	1,423
DWS International VIP	1,273

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Series. For all services provided under the Administrative Services Agreement, each Portfolio pays the Advisor an annual fee ("Administration Fee") of 0.10% of each Portfolio's average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2008, the Advisor received an Administration Fee as follows:

Portfolio	Total Aggregated ($)	Unpaid at June 30, 2008 ($)
DWS Bond VIP	108,779	16,552
DWS Growth & Income VIP	89,590	13,605
DWS Capital Growth VIP	492,293	80,771
DWS Global Opportunities VIP	137,648	22,359
DWS International VIP	312,356	50,434
DWS Health Care VIP	48,994	7,696

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Series. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from each Portfolio. For the six months ended June 30, 2008, the amounts charged to the Portfolios by DISC were as follows:

Portfolio	Total Aggregated ($)	Waived ($)	Unpaid at June 30, 2008 ($)
DWS Bond VIP Class A	418	—	341
DWS Bond VIP Class B	19	—	19
DWS Growth & Income VIP Class A	347	347	—
DWS Growth & Income VIP Class B	94	—	78
DWS Capital Growth VIP Class A	615	615	—
DWS Capital Growth VIP Class B	129	129	—
DWS Global Opportunities VIP Class A	347	347	—
DWS Global Opportunities VIP Class B	130	—	130
DWS International VIP Class A	348	—	348
DWS International VIP Class B	225	225	—
DWS Health Care VIP Class A	145	—	131
DWS Health Care VIP Class B	82	—	82

DWS Investments Distributors, Inc. ("DIDI"), also an affiliate of the Advisor, is the Series' Distributor. In accordance with the Master Distribution Plan, DIDI receives 12b-1 fees of 0.25% of average daily net assets of Class B shares. Pursuant to the Master Distribution Plan, DIDI remits these fees to the Participating Insurance Companies for various costs incurred or paid by these companies in connection with marketing and distribution of Class B shares. These fees are detailed in each Portfolio's Statement of Operations.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Portfolios. For the six months ended June 30, 2008, the amount charged to the Portfolios by DIMA included in the Statement of Operations under "reports to shareholders" was as follows:

Portfolio	Total Aggregated ($)	Unpaid at June 30, 2008 ($)
DWS Bond VIP	1,383	1,383
DWS Growth & Income VIP	3,340	334
DWS Capital Growth VIP	1,469	—
DWS Global Opportunities VIP	4,275	739
DWS International VIP	4,636	1,431
DWS Health Care VIP	3,811	1,729

Trustees' Fees and Expenses. Each Portfolio paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson and Vice Chairperson.

In connection with the board consolidation on April 1, 2008, of the two DWS Funds Boards of Trustees, certain Independent Board Members retired prior to their normal retirement date, and received a one-time retirement benefit. DIMA has agreed to reimburse the Portfolios for the cost of this benefit. During the period ended June 30, 2008, each Portfolio paid its allocated portion, as follows, of the retirement benefit to the non-continuing Independent Board Members, and each Portfolio was reimbursed by DIMA for this payment:

Portfolio	Amount ($)
DWS Bond VIP	1,213
DWS Growth & Income VIP	988
DWS Capital Growth VIP	5,091
DWS Global Opportunities VIP	1,446
DWS International VIP	3,251
DWS Health Care VIP	535

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Series may invest in the Cash Management QP Trust (the ``QP Trust''), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Investing in Emerging Markets

The DWS Bond VIP, DWS Global Opportunities VIP and DWS International VIP may invest in emerging markets. Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements and may have prices more volatile than those of comparable securities of issuers in the United States of America.

E. Fee Reductions

DWS Bond VIP, DWS Growth & Income VIP, DWS Capital Growth VIP and DWS Health Care VIP have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the custodian expenses. During the six months ended June 30, 2008, the custodian fees were reduced as follows:

Portfolio	Custody Credits ($)
DWS Bond VIP	367
DWS Growth & Income VIP	17
DWS Capital Growth VIP	87
DWS Health Care VIP	51

F. Ownership of the Portfolios

At the end of the period, the beneficial ownership in the Portfolios was as follows:

DWS Bond VIP: One participating insurance company was an owner of record of 10% or more of the total outstanding Class A shares of the Portfolio, owning 62%.

DWS Growth & Income VIP: Three participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 30%, 30% and 14%. One participating insurance company was an owner of record, owning 90% of the total outstanding Class B shares of the Portfolio.

DWS Capital Growth VIP: Three participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 38%, 27% and 11%. One participating insurance company was an owner of record, owning 95% of the total outstanding Class B shares of the Portfolio.

DWS Global Opportunities VIP: Three participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 58%, 17% and 10%. Two participating insurance companies were owners of record, each owning 64% and 34% of the total outstanding Class B shares of the Portfolio.

DWS International VIP: Two participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 35% and 19%. Four participating insurance companies were owners of record, each owning 48%, 18%, 18% and 15% of the total outstanding Class B shares of the Portfolio.

DWS Health Care VIP: Two participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 75% and 18%. One participating insurance company was an owner of record, owning 100% of the total outstanding Class B shares of the Portfolio.

G. Line of Credit

The Series and other affiliated funds (the "Participants") share in a $490 million revolving credit facility provided by a syndication of banks. The Portfolio may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. Each Portfolio may borrow up to a maximum of 33 percent of its net assets under the agreement.

H. Payments Made by Affiliates

During the six months ended June 30, 2008, the Advisor fully reimbursed DWS Bond VIP $221 for losses incurred on trades executed incorrectly. The amount of the losses was less than 0.01% of the Portfolio's average net asset, thus having no impact on the Portfolio's total return.

In addition, during the six months ended June 30, 2008, the Advisor fully reimbursed DWS International VIP $304,364 for losses incurred on trades executed incorrectly.

Proxy Voting

The Series' policies and procedures for voting proxies for portfolio securities and information about how the Series voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the Series' policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 26, 2007

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Scudder Funds. My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2007, including my qualifications, the evaluation process for each of the DWS Scudder Funds, consideration of certain complex-level factors, and my conclusions.

Qualifications

For more than 30 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past several years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University; and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Scudder Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 136 Fund portfolios in the DWS Scudder Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Scudder Fund. These similar products included the other DWS Scudder Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Scudder Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Scudder funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Scudder Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Scudder Funds are reasonable.

Thomas H. Mack

Notes

Notes

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

DWS Investments Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606
(800) 778-1482

VS1-3 (R-4329-2 8/08)

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)       There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Variable Series I

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	August 19, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Variable Series I

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	August 19, 2008

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:                                        August 19, 2008